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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

TRAVELCENTERS OF AMERICA LLC

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

&zwsp;	Payment of Filing Fee (Check the appropriate box):	&zwsp;
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

TRAVELCENTERS OF AMERICA LLC

Notice of 2016 Annual Meeting
of Shareholders and Proxy Statement

Thursday, May 19, 2016 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

TRAVELCENTERS OF AMERICA LLC

It is our pleasure to invite you to join our Board of Directors and executive officers at TravelCenters of America LLC's 2016 Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of 2016 Annual Meeting of Shareholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the 2016 Annual Meeting.

We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2016 Annual Meeting of Shareholders. To that end, this Proxy Statement includes a Question and Answer section with information that we believe may be useful to our shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods or sign and return a proxy card/voting instruction form to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued investment in our Company.

March 15, 2016

On behalf of the Board of Directors,

Lisa Harris Jones
Chair of the Nominating and Governance Committee

TRAVELCENTERS OF AMERICA LLC

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 19, 2016

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Director nominees identified in the accompanying Proxy Statement to the Company's Board of Directors;

2.
Approve the TravelCenters of America LLC 2016 Equity Compensation Plan;

3.
Ratify the appointment of RSM US LLP (formerly McGladrey LLP) as independent auditors to serve for the 2016 fiscal year; and

4.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Directors set February 29, 2016 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled to:

  •
  receive notice of the meeting; and

  •
  vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Shareholders as of the record date are invited to attend the 2016 Annual Meeting. All shareholders are encouraged to authorize a proxy to vote in advance of the 2016 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

March 15, 2016

Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Secretary

The Company encourages each shareholder to promptly sign and return the proxy card or voting instruction form or to use telephone or internet methods to authorize a proxy in advance of the 2016 Annual Meeting. See the "Voting Information" section on page 2 for information about authorizing a proxy by telephone or internet, or how to attend the 2016 Annual Meeting and vote shares in person.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    1

VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

It is important that you vote to play a part in the future of our Company. The New York Stock Exchange ("NYSE") rules provide that if your shares are held through a bank, broker or other nominee, they cannot vote on your behalf on non-discretionary matters, without your instruction.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on February 29, 2016.

PROPOSALS WHICH REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	BROKER NON-VOTES	ABSTENTIONS	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 12	FOR	Do not impact outcome	Do not impact outcome	Plurality of all votes cast
2	Approval of the TravelCenters of America LLC 2016 Equity Compensation Plan	Page 59	FOR	Do not impact outcome	Vote AGAINST	Majority of votes cast
3	Ratification of Independent Auditors	Page 67	FOR	Do not impact outcome	Do not impact outcome	Majority of votes cast

You can authorize a proxy to vote in advance in one of three ways:

via internet	Visit www.proxyvote.com and enter your 12 or 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m. Eastern time on May 18, 2016 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m. Eastern time on May 18, 2016 to authorize a proxy BY TELEPHONE.
You will need the 12 or 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is adjourned, these times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.

  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 beginning on page 9 of "Questions and Answers" for important details on admission requirements.

 2     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

PROXY SUMMARY

This Proxy Statement summary highlights matters for consideration by shareholders at our 2016 Annual Meeting. This summary does not contain all of the information that you should consider and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 16)

Shareholders are being asked to re-elect the following two Directors to our Company's Board of Directors.

NAME OF DIRECTOR	AGE	OCCUPATION	COMMITTEE MEMBERSHIPS

Lisa Harris Jones*	48	Founding member of Harris Jones & Malone, LLC	Audit, Compensation, Nominating and Governance (Chair)
Joseph L. Morea*	60	Former Vice Chairman, Managing Director and serving head of U.S. Equity Capital Markets at RBC Capital Markets	Audit (Chair), Compensation, Nominating and Governance

*
Independent Director

APPROVAL OF THE TRAVELCENTERS OF AMERICA LLC 2016 EQUITY COMPENSATION PLAN (page 59)

Shareholders are being asked to approve TravelCenters of America LLC 2016 Equity Compensation Plan, under which the Company's Common Shares will be available for grant pursuant to the terms of the plan. The Company's Board of Directors believes that equity and equity based compensation may serve as an important component of the Company's compensation program and that having an equity and equity based compensation program will assist the Company in attracting, motivating and retaining talented directors, executives and other service providers.

RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT AUDITORS (page 67)

Shareholders are being asked to ratify the appointment of RSM US LLP (formerly McGladrey LLP) as independent auditors of TravelCenters of America LLC for the Company's fiscal year ending December 31, 2016. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the cost, quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. Based on its consideration of the aforesaid matters, the Audit Committee has appointed RSM US LLP to serve as independent auditors for the fiscal year ending December 31, 2016.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    3

TRAVELCENTERS OF AMERICA LLC

24601 CENTER RIDGE ROAD, SUITE 200
WESTLAKE, OHIO 44145

March 15, 2016

PROXY STATEMENT

The Board of Directors (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2016 Annual Meeting of Shareholders (the "2016 Annual Meeting") of TravelCenters of America LLC, a Delaware limited liability company (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Thursday, May 19, 2016, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145. The Company commenced mailing to its shareholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2015 Annual Report on Form 10-K on or about March 15, 2016.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2016 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of shares representing common limited liability company interests in the Company ("Common Shares") as of the close of business on February 29, 2016 (the "Record Date"), the record date for the meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of the Common Shares are entitled to one vote for each Common Share held on the Record Date. On February 29, 2016, there were approximately 38,798,664 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING TO BE HELD ON THURSDAY, MAY 19, 2016.

The Notice of 2016 Annual Meeting, Proxy Statement and Annual Report to shareholders for the year ended December 31, 2015, are available at www.proxyvote.com.

 4     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2016 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2016 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K to shareholders for the year ended December 31, 2015 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2016 Annual Meeting: Jennifer B. Clark, Secretary; Barry M. Portnoy, Managing Director; and Mark R. Young, Executive Vice President and General Counsel.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction information for the shares from the bank, broker or other nominee through which you own Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern Time on May 18, 2016 or if the meeting is adjourned to a later date by 11:59 p.m. Eastern Time on the day immediately preceding the date of the reconvened meeting.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    5

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 12 or 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time on May 18, 2016, or if the meeting is adjourned to a later date by 11:59 p.m. Eastern Time on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow & Co., LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (855) 292-8186
Banks and Brokers Call Collect: (203) 658-9400

4. Who may vote at the 2016 Annual Meeting?

Holders of record of Common Shares as of the close of business on February 29, 2016, the Record Date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date.

5. What are my voting choices for each of the proposals to be voted on at the 2016 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Directors	• vote in favor of both Director nominees;
• withhold your vote for both Director nominees; or
• vote in favor of one Director nominee and withhold your vote for the other Director nominee.
	The Board recommends a vote FOR both Director nominees.	Plurality of all votes cast
Item 2: Approval of the TravelCenters of America LLC 2016 Equity Compensation Plan
• vote in favor of the equity compensation plan;
• vote against the equity compensation plan; or
• abstain from voting on the equity compensation plan.
	The Board recommends a vote FOR the approval of the TravelCenters of America LLC 2016 Equity Compensation Plan.	Majority of votes cast
Item 3: Ratification of the Appointment of RSM US LLP as Independent Auditors*	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast

*
The Audit Committee, 100% comprised of Independent Directors, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this shareholder vote when it determines to appoint the Company's independent auditors in the future.

 6     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by our Board on that matter:

  •
  FOR the election of all Director nominees identified in this Proxy Statement;

  •
  FOR the approval of the TravelCenters of America LLC 2016 Equity Compensation Plan; and

  •
  FOR the proposal to ratify the appointment of RSM US LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

Non-Discretionary Items.    The election of Directors and the approval of the equity compensation plan are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items.    The ratification of the appointment of RSM US LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2016 Annual Meeting. The presence, in person or by proxy, of holders of a majority of outstanding Common Shares entitled to vote at the 2016 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions will not be included in vote totals and will have no effect on Items 1 and 3 to be voted on at the 2016 Annual Meeting. We understand that, under New York Stock Exchange ("NYSE") policy, abstentions will count as a vote against Item 2 to be voted on at the 2016 Annual Meeting. Broker non-votes will not be included in vote totals and will have no effect on the outcome of any of the items to be voted on at the 2016 Annual Meeting. A proxy marked "WITHHOLD" with respect to Item 1 will have the same effect as an abstention.

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    7

A shareholder's attendance at the 2016 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or files a written statement with the Secretary of the Company requesting that the prior proxy be revoked. An original written notice of revocation or subsequent proxy should be delivered to TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2016 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2016 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2016 Annual Meeting.

Instead of receiving future copies of the proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to the proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2016 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow & Co., LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow against certain liabilities arising out of the Company's agreement with Morrow. We will also request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Directors, officers and employees, and by The RMR Group LLC ("RMR LLC") and its officers and employees and its parent's and subsidiaries' officers and employees, by mail, telephone or other electronic means or in person.

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2016 Annual Meeting, this Proxy Statement and the Annual Report to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

 8     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 219-1442. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2016 Annual Meeting Information

14. How do I attend the 2016 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2016 Annual Meeting, you must follow these instructions to ensure admission.

All attendees will need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to our Directors and officers, shareholders as of the Record Date (February 29, 2016) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

•
Beneficial owners: If you are a shareholder who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

•
Authorized named representatives: If you are a shareholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary, by e-mail to secretary@ta-petro.com or by fax to (617) 796-8267. Requests for authorized named representatives to attend the meeting must be received no later than Thursday, May 12, 2016, or if the meeting is adjourned to a later date on or before the 5th business day before the reconvened meeting.

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

(2)
Proof that you owned shares of the Company as of February 29, 2016 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

(3)
A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    9

    response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 219-1442.

15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2016 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our SEC filings and our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics (the "Code"). To view these documents, go to www.ta-petro.com, click on "For Investors" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Directors and executive officers, go to www.ta-petro.com, click on "For Investors," click on "Financials" and click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

17. How can I communicate with the Company's Directors?

Any shareholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should fill out a report at the Company's website, www.ta-petro.com, call the Company's toll free confidential message system at (800) 758-9705, write to the party for whom the communication is intended, c/o Secretary, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@ta-petro.com. The communication will then be delivered to the appropriate party or parties.

 10     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

18. How do I submit a proposal for action at the 2017 Annual Meeting of Shareholders?

A proposal for action to be presented by any shareholder at the Company's 2017 Annual Meeting of Shareholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by November 15, 2016.

  •
  If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in the Company's Bylaws and must be received by the Company by 5:00 p.m. Eastern time on November 15, 2016 and not earlier than October 16, 2016.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 33 of this Proxy Statement.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    11

ELECTION OF DIRECTORS (ITEM 1)

The Board serves as the decision making body of the Company, except for those matters reserved to the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with the TravelCenters of America LLC Amended and Restated Limited Liability Company Agreement (our "LLC Agreement") and the TravelCenters of America LLC Amended and Restated Bylaws (our "Bylaws"), our Board consists of six members. Our LLC Agreement also provides that the Board shall be divided into three groups, with Directors in each group serving three-year terms. Our LLC Agreement and Bylaws provide that a majority of our Directors are to be Independent Directors and that, as long as the Company has five or more Directors, at least two Directors shall be Managing Directors.

A plurality of all the votes cast at the meeting is required to elect a Director at the 2016 Annual Meeting.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each Annual Meeting of Shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or shareholders or by others.

Shareholder Recommendations for Nominees.  Shareholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee c/o TravelCenters of America LLC at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or by e-mail at secretary@ta-petro.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant or helpful to the Nominating and Governance Committee's deliberations. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Shareholder Nominations for Directors. The Company's Bylaws also provide that shareholders of the Company may nominate a person for election to the Board provided the shareholders comply with the advance notice provisions set forth in our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified information. For more information on how shareholders can nominate Directors for election to the Board, see "Shareholder Nominations and Other Proposals" on page 33.

Director Qualifications

Directors are responsible for overseeing the Company's business. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. In accordance with our LLC Agreement and Bylaws, the Board currently consists of six Directors: two Managing Directors and four Independent Directors. Independent Directors are not employees of the Company or RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of

 12     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

the NYSE and the SEC. Managing Directors are Directors who do not qualify as Independent Directors. The Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director candidate be a person of high integrity with a proven record of success in his or her field. Each Director candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage such risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business requires knowledge of the travel center and convenience store businesses and factors impacting those businesses.	• Understanding of, and work experience in, retail-based industries.

The Board must constantly evaluate the Company's strategic direction in light of current trends in retail and fuel marketing, in the travel center, convenience store, trucking and transportation industries and in capital markets.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of commercial real estate industry.

•

Familiarity with travel center and convenience store businesses.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The Board is comprised of two Managing Directors and four Independent Directors.

•

Qualifying as a Managing Director in accordance with the requirements of our LLC Agreement and Bylaws.

•

Qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and our LLC Agreement and Bylaws.

 14     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

2016 Nominees for Director

The following table sets forth the names of the Director nominees and those Directors who will continue to serve after the 2016 Annual Meeting, as well as certain other information about the Directors:

Name	Position	Group	Current Term Expires

Lisa Harris Jones*	Independent Director	III	2016
Joseph L. Morea*	Independent Director	III	2016
Arthur G. Koumantzelis	Independent Director	I	2017
Barry M. Portnoy	Managing Director	I	2017
Barbara D. Gilmore	Independent Director	II	2018
Thomas M. O'Brien	Managing Director	II	2018

* 2016 Director nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Ms. Lisa Harris Jones and Mr. Joseph L. Morea for election as Independent Directors in Group III. Each of the Director nominees currently serves on the Board. If elected, each nominee would hold office until the Company's 2019 Annual Meeting of Shareholders and until his or her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as a Director will be able to serve if elected. However, if either nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such person is currently qualified to serve as a Director.

The Board of Directors recommends a vote "FOR" the election of both Director nominees.

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Directors and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of February 29, 2016, of the Company's Directors, Director nominees and executive officers. The business address of the Directors, Director nominees and executive officers is c/o TravelCenters of America LLC, 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145. Included in each Director's biography below are the attributes of that Director consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" beginning on page 12.

Director Nominees

Lisa Harris Jones

Independent Director since 2013

Group/Term: Group III with a term expiring at the 2016 Annual Meeting

Age: 47

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: Senior Housing Properties Trust (since 2015)

Ms. Jones is the founding member of Harris Jones & Malone, LLC, a law firm based in Maryland. Since founding Harris Jones & Malone, LLC in 2000, Ms. Jones has represented a wide range of clients, focusing her practice in government relations and procurement at both the state and local levels. Prior to founding Harris, Jones & Malone, LLC, Ms. Jones was associated with other Maryland law firms from 1993 to 1999, and she has represented the City of Baltimore and many of its agencies and related quasi-public entities in various real estate development and financing transactions. In addition to her professional accomplishments, Ms. Jones has held leadership positions in many community service and civic organizations for which she has received recognitions and awards, including being the recipient of the YWCA Greater Baltimore Special Leadership Award in 2012.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience in real estate matters;

•

demonstrated leadership capability as an entrepreneur and founding member of a law firm;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and our LLC Agreement and Bylaws.

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Joseph L. Morea

Independent Director since 2015

Group/Term: Group III with a term expiring at the 2016 Annual Meeting

Age: 60

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: THL Credit Senior Loan Fund (since 2013)

Mr. Morea was a Vice Chairman and Managing Director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012. From 2008 to 2009, Mr. Morea also served as the head of U.S. Investment Banking for RBC Capital Markets. Previously, Mr. Morea was employed as an investment banker, including as a Managing Director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the Chief Operating Officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc. and a Managing Director of Equity Capital Markets at Smith Barney, Inc. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant. Mr. Morea served as a trustee of Equity Commonwealth from 2012 until 2014.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the investment banking industry and public capital markets;

•

demonstrated leadership and management abilities;

•

experience in capital raising and strategic business transactions;

•

experience as a public company director and board committee member;

•

professional training, skills and expertise in, among other things, finance matters; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and our LLC Agreement and Bylaws.

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Directors

Arthur G. Koumantzelis

Independent Director since 2007

Group/Term: Group I with a term expiring at the 2017 Annual Meeting of Shareholders

Age: 85

Board Committees: Audit; Compensation; Nominating and Governance

Other Public Company Boards: RMR Real Estate Income Fund (and its predecessor funds) (since 2002)

Mr. Koumantzelis has been principally a private investor since 2007. Mr. Koumantzelis was President and Chief Executive Officer of Gainesborough Investments LLC, a private investment company, from 1998 until his retirement from that position in 2007. Mr. Koumantzelis was formerly Chief Financial Officer of Cumberland Farms, Inc., a company engaged in the convenience store business and the sale of petroleum products principally under the name "Gulf Oil" and related trademarks. Before that, Mr. Koumantzelis was a partner at the public accounting firm Ernst & Young LLP or one of its predecessors, Arthur Young & Co., for more than two decades. Mr. Koumantzelis has also served on several state appointed commissions and boards of civic organizations.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the petroleum products distribution business and convenience store industry;

•

demonstrated management ability;

•

professional skills and expertise in finance and accounting and experience as a chief financial officer;

•

work on public company boards and board committees;

•

public policy work;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and our LLC Agreement and Bylaws.

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Barry M. Portnoy

Managing Director since 2006

Group/Term: Group I with a term expiring at the 2017 Annual Meeting of Shareholders

Age: 70

Other Public Company Boards: Hospitality Properties Trust (since 1995); Senior Housing Properties Trust (since 1999); Five Star Quality Care, Inc. (since 2001); RMR Real Estate Income Fund, including its predecessor funds (since 2002); Select Income REIT (since 2011); Government Properties Income Trust (since 2009); The RMR Group Inc. (since 2015)

Mr. Portnoy has been one of the Managing Directors of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy is a Chairman of RMR LLC and was a director of RMR LLC from its founding in 1986 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy is an owner and trustee of ABP Trust (formerly known as Reit Management & Research Trust), the controlling shareholder of RMR Inc. Mr. Portnoy has been a director and a vice president of RMR Advisors LLC since its founding in 2002 and Chairman of RMR Advisors LLC since 2015. Mr. Portnoy has been an owner and director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy was a trustee of Equity Commonwealth from its founding in 1986 until 2014. Prior to his becoming a full time employee of RMR LLC in 1997, Mr. Portnoy was a partner in, and chairman of, the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in and knowledge of the travel center industry and commercial real estate industry;

•

leadership position with RMR LLC;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge earned through prior service on the Board and in key leadership positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of our LLC Agreement and Bylaws.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    19

Barbara D. Gilmore

Independent Director since 2007

Group/Term: Group II with a term expiring at the 2018 Annual Meeting of Shareholders

Age: 65

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Five Star Quality Care, Inc. (since 2004); Government Properties Income Trust (since 2009)

Ms. Gilmore has served as a professional law clerk at the United States Bankruptcy Court, Central Division of the District of Massachusetts, since 2001. Ms. Gilmore was a partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board; and

•

qualifying as an Independent Director in accordance with the requirements of the NYSE and the SEC, and our LLC Agreement and Bylaws.

 20     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

Thomas M. O'Brien

Managing Director since 2006

President and Chief Executive Officer since 2007

Group/Term: Group II with a term expiring at the 2018 Annual Meeting of Shareholders

Age: 49

Other Public Company Boards: VirnetX Holding Corporation (since 2007)

Mr. O'Brien has been an Executive Vice President of RMR LLC since 2008, was a Senior Vice President of RMR LLC prior to that time since 2006 and was a Vice President of RMR LLC prior to that time since 1996. Since 2007, Mr. O'Brien has been a Director of NATSO, Inc., a not for profit trade association engaged in activities intended to support the travel center industry. Mr. O'Brien was the President and a Director of RMR Advisors LLC from 2002 until 2007 and President of certain predecessor funds of RMR Real Estate Income Fund since their respective formations (the earliest of which was in 2002) until 2007. From 2002 through 2003, Mr. O'Brien was Executive Vice President of Hospitality Properties Trust, where he had previously served as Treasurer and Chief Financial Officer since 1996.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the travel center industry and commercial real estate, and demonstrated management abilities;

•

role as the President and Chief Executive Officer for the past nine years;

•

experience as a Chief Financial Officer of a public company;

•

experience as a public company director;

•

experience as a director and officer of a national trade association focused on the advancement of travel center industry interests;

•

institutional knowledge earned through prior service on the Board and in key management positions with RMR LLC; and

•

qualifying as a Managing Director in accordance with the requirements of our LLC Agreement and Bylaws.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    21

Executive Officers

Thomas M. O'Brien

President and Chief Executive Officer since 2007

Age: 49

Mr. O'Brien has been the Company's President and Chief Executive Officer since 2007, in addition to being one of the Company's Managing Directors and having other experience as described above.

Andrew J. Rebholz

Executive Vice President, Chief Financial Officer and Treasurer since 2007

Age: 50

Mr. Rebholz has been a Senior Vice President of RMR LLC since 2007. Previously, Mr. Rebholz served as the Company's Senior Vice President and Controller since 2007. Prior to that time, he served as Vice President and Controller of TravelCenters of America, Inc., the Company's predecessor, since 2002, and as Corporate Controller of the Company's predecessor prior to that since 1997.

Mark R. Young

Executive Vice President and General Counsel since 2007

Age: 53

Mr. Young has been a Senior Vice President of RMR LLC since 2011. Previously, Mr. Young served as Vice President of Leasing and Associate General Counsel of RMR LLC from 2006 to 2007. Prior to that time, he served as Assistant Vice President and Associate General Counsel of RMR LLC since 2001. Prior to 2001, Mr. Young held various positions at CMGI, Inc., Staples, Inc., Wilmer, Cutler, Pickering, Hale and Dorr LLP and Sullivan & Worcester LLP.

Michael J. Lombardi

Executive Vice President since 2007

Age: 64

Mr. Lombardi served the Company's predecessor in this capacity since 2007 and previously as Senior Vice President of Sales since 2006. Prior to joining the Company's predecessor, Mr. Lombardi was employed for seven years in senior positions in the global marketing and customer service divisions of Ford Motor Company and prior to that for thirteen years in the retail marketing division of British Petroleum plc.

 22     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

Barry A. Richards

Executive Vice President since 2010

Age: 63

Mr. Richards served as the Company's Senior Vice President, Food, since 2008 and prior to that as Vice President, Restaurants, since 2007. Prior to that time, Mr. Richards served the Company's predecessor as a Regional Vice President since 2007 and as a District Manager since 2001.

William E. Myers II

Senior Vice President and Chief Accounting Officer since 2014

Age: 49

Mr. Myers has been Senior Vice President and Chief Accounting Officer of the Company since October 2014. Previously, Mr. Myers served as Vice President, Technical Accounting and Reporting of Eaton plc. since 2010. Prior to that, Mr. Myers was Director of Financial Reporting at Whirlpool Corporation from 2007 to 2010.

There are no family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR LLC provides management services to public and private companies, including the Company, Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Senior Housing Properties Trust, Five Star Quality Care, Inc., Sonesta International Hotels Corporation and Affiliates Insurance Company. Government Properties Income Trust is a publicly traded real estate investment trust ("REIT") that primarily invests in properties that are majority leased to government tenants ("GOV"). Hospitality Properties Trust is a publicly traded REIT that owns hotels and travel centers ("HPT"). Select Income REIT is a publicly traded REIT that primarily owns net leased, single tenant properties ("SIR"). Senior Housing Properties Trust is a publicly traded REIT that primarily owns healthcare, senior living and medical office buildings ("SNH"). Five Star Quality Care, Inc. is a publicly traded real estate based operating company in the healthcare and senior living services business ("FVE"). Sonesta International Hotels Corporation is a private company that operates and franchises hotels, resorts and cruise ships. Affiliates Insurance Company is a privately owned Indiana insurance company ("AIC"). RMR LLC is a majority owned subsidiary of RMR Inc., a publicly owned company whose controlling shareholder is ABP Trust, which is majority owned by one of our Managing Directors. RMR Advisors LLC, a subsidiary of RMR LLC, is an SEC registered investment adviser to the RMR Real Estate Income Fund, which is an investment company registered under the Investment Company Act of 1940, as amended ("RIF"). The foregoing entities may be considered to be affiliates of the Company.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    23

DIRECTOR COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share grants awarded to Directors and making recommendations to the Board regarding cash compensation paid to Directors for Board, committee and committee chair services. Managing Directors do not receive cash compensation for their services as Directors but do receive Common Share grants. The number of Common Shares granted to each Managing Director is the same as the number granted to each Independent Director.

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's shareholders. To this end, the Company's Governance Guidelines codify its expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares within five years of the later of: (i) June 19, 2014 or (ii) the Annual Meeting of Shareholders at which the Director was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Director to the Board.

In determining the amount and composition of Director compensation, the Compensation Committee and the Board take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to directors or trustees by comparable companies, including the compensation of directors and trustees of other companies managed by RMR LLC. The Board reviews the Compensation Committee's recommendations regarding Director cash compensation and determines the amount of such compensation.

2015 Annual Compensation

Each Independent Director received an annual fee of $40,000 for services as a Director, plus a fee of $1,000 for each meeting attended. The annual fee for new Directors is pro rated for the initial year. Up to two $1,000 fees are paid if a Board meeting and one or more Board committee meetings are held on the same date. In addition, each Director received a grant of 9,000 Common Shares in 2015.

Each Independent Director who served as a committee chair of the Company's Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $17,500, $7,500 and $7,500, respectively. The committee chair fee for new Directors is pro rated for the initial year. Directors are reimbursed for out of pocket costs they incur from attending continuing education programs and for travel expenses incurred in connection with their duties as Directors.

The following table details the total compensation of the Company's Directors for the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)		All Other Compensation ($)	Total ($)

Barbara D. Gilmore	$66,500	$142,470		$—	$208,970
Lisa Harris Jones	65,500	142,470		—	207,970
Arthur G. Koumantzelis	58,000	142,470		—	200,470
Joseph L. Morea(3)	88,400	263,070	(4)	—	351,470
Thomas M. O'Brien(5)	—	142,470		—	142,470
Barry M. Portnoy(5)	—	142,470		—	142,470

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director. In addition to the $40,000 annual cash fee, each of Ms. Gilmore, Ms. Jones and Mr. Morea earned an additional $7,500, $7,500 and $17,500, respectively, for service as a chair of a standing Board committee in 2015. Each of Ms. Gilmore, Ms. Jones, Mr. Koumantzelis and

 24     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

  Mr. Morea earned an additional $19,000, $18,000, $18,000 and $16,000, respectively, in fees for meetings attended in 2015. Mr. Morea also received an annual fee, pro rated, of $7,400 upon joining the Board on March 12, 2015. Mr. Morea also received a fee of $7,500 for serving as the Chair of the special committee of the Board that was formed in connection with the Company's consideration and negotiation of the agreement entered into with HPT in June 2015 relating to certain sale leaseback and purchases of travel centers and other properties and related transactions, which are further described elsewhere in this Proxy Statement under "Certain Related Person Transactions."

(2)
Equals the number of shares multiplied by the closing price of the Common Shares on the grant date. This is also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to ASC 718. No assumptions are used in this calculation. All share grants to Directors vested at the time of grant.

(3)
Mr. Morea was elected to the Board on March 12, 2015.

(4)
Includes the 9,000 shares granted to Mr. Morea on March 12, 2015 in connection with his election to the Board, as well as the 9,000 shares granted to him on May 28, 2015 for the annual share grant he and each of the Company's other Directors received that day.

(5)
Managing Directors do not receive cash compensation for their services as Directors. The compensation of Mr. O'Brien for his services as President and Chief Executive Officer is described below under "Executive Compensation."

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    25

CORPORATE GOVERNANCE

The Company is committed to corporate governance which promotes the long term interests of our shareholders, strengthens Board and management accountability and helps build trust of investors and others in the Company. The Board has established Governance Guidelines which provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board and committee meetings, Director compensation, evaluation of management, management succession and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.ta-petro.com, click on "For Investors" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 10.

Board Leadership Structure

Our Board is comprised of six Directors, including four Independent Directors and two Managing Directors. All Directors play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public, private for profit and nonprofit organizations. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. Our Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

We do not have a Chairman of the Board or a lead Independent Director. Our President and Chief Executive Officer is one of the Company's Managing Directors and one or more of the Company's other executive officers regularly attend Board and Board committee meetings, as does our Director of Internal Audit. Other officers of the Company may also attend Board and Board committee meetings as, on occasion, may officers of RMR LLC, in each case at the invitation of the Board or Board committee. Special meetings of the Board may be called at any time by written request to our Secretary of a majority of our Directors then in office. Our Managing Directors, in consultation with the Company's Executive Vice President, Chief Financial Officer and Treasurer, Secretary, Director of Internal Audit and Executive Vice President and General Counsel, set the agenda for Board meetings. Any Independent Director may place an item on an agenda by providing notice to a Managing Director, the President and Chief Executive Officer, the Executive Vice President, Chief Financial Officer and Treasurer, the Secretary or the Director of Internal Audit. Discussions at Board meetings are led by the Managing Director or Independent Director who is most knowledgeable on a subject.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors meet at least once each year without management. The presiding Director at these meetings is the Chair of the Audit Committee, unless the Independent Directors in attendance select another Independent Director to preside. Our Independent Directors also meet to consider Company business without the attendance of the Managing Directors or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent Directors, the Chair of the Audit Committee presides unless the Independent Directors determine otherwise.

 26     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

In 2015, the Board held eight meetings. In 2015, each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the Directors attended last year's Annual Meeting of Shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and Annual Meetings of Shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.ta-petro.com.

Independence of Directors

Under the corporate governance listing standards of the NYSE, the Board must consist of a majority of Independent Directors. To be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the NYSE standards; and

  •
  the Board must affirmatively determine that the director otherwise has no material relationship with the Company directly, or as an officer, shareholder or partner of an organization that has a relationship with the Company. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described above.

The Company's LLC Agreement and Bylaws also require that a majority of the Board be Independent Directors. Under the Company's LLC Agreement and Bylaws, Independent Directors are not employees of the Company or RMR LLC, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and SEC.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes NYSE and SEC criteria, as well as the Company's LLC Agreement and Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Barbara D. Gilmore, Lisa Harris Jones, Arthur G. Koumantzelis and Joseph L. Morea currently qualify as independent directors under applicable NYSE rules and SEC criteria and are Independent Directors under the Company's LLC Agreement and Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the Directors and the Company with regard to each of the Directors' relationships with RMR Inc. or RMR LLC and the companies to which RMR LLC and its affiliates provide management and advisory services. The Board has concluded that none of these four Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable NYSE and SEC standards.

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Each committee has adopted a written charter, which is available on our website, www.ta-petro.com, by clicking on "For Investors" and then "Governance." Shareholders may also request copies free of charge by writing to Investor Relations, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Board may from time to time establish other committees. Our Audit, Compensation and Nominating and Governance Committees are comprised entirely of Independent Directors and an Independent Director serves as Chair of each committee. The Chairs of the Audit, Compensation and Nominating and Governance Committees set the agendas for their respective committee meetings, but any Director, member of management or the Director of Internal Audit may suggest agenda items to be considered by these committees. Additionally, the charter of each of our standing committees provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    27

 Audit Committee

Joseph L. Morea* Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and controlling the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Barbara D. Gilmore, Lisa Harris Jones, Arthur M. Koumantzelis
Meetings Held in 2015: 8

Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary functions of the Audit Committee are to assist the Board in fulfilling its responsibilities for oversight of: (i) the integrity of the Company's financial statements; (ii) the Company's accounting and financial reporting processes; (iii) compliance with legal and regulatory requirements; (iv) the Company's independent auditors' qualifications and independence; and (v) the performance of the Company's internal audit function and independent auditors. Under its charter, the Audit Committee has the final authority and responsibility to select the Company's independent auditors and to appoint the Company's Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Morea is a "financial expert" and is independent as defined by the rules of the SEC and the NYSE. The Board's determination that Mr. Morea is the Audit Committee's financial expert was based on his: (i) experience in and knowledge of the investment banking industry and public capital markets; (ii) experience in capital raising and strategic business transactions; (iii) experience as a public company director and board committee member; and (iv) previous employment as a certified public accountant.

* Mr. Morea was appointed Chair of the Audit Committee in 2015.

 28     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

 Compensation Committee

Barbara D. Gilmore* Committee Chair

"The Compensation Committee regularly evaluates the Company's compensation practices and considers the incentives and risks associated with the Company's compensation practices."

Additional Committee Members: Lisa Harris Jones, Arthur G. Koumantzelis, Joseph L. Morea
Meetings Held in 2015: 6

Primary Responsibilities:
The Compensation Committee's primary responsibilities include: (i) evaluating the performance of the Company's Chief Executive Officer and determining the compensation payable to him; (ii) evaluating the performance of the Company's other officers, including the Company's Executive Vice President, Chief Financial Officer and Treasurer and the Executive Vice President and General Counsel, who are also officers of RMR, and determining their compensation; (iii) recommending to the Board the cash compensation paid by the Company to the Company's executive officers other than the Company's President and Chief Executive Officer, the Executive Vice President, Chief Financial Officer and Treasurer and the Executive Vice President and General Counsel; (iv) evaluating the performance of the Company's Director of Internal Audit and determining the compensation payable to him, including determining the Company's allocated costs of such compensation as contemplated by the Company's business management agreement with RMR LLC; (v) administering and making grants under the Company's equity compensation plan; (vi) reviewing the terms of RMR LLC's business management agreement and property management agreement with the Company, evaluating the performance of RMR LLC under those agreements and approving the fees and certain other costs that the Company is required to pay under those agreements; (vii) evaluating whether the Company's executive compensation programs encourage appropriate levels of risk taking by the Company's executives; and (viii) reviewing and considering the incentives and risks associated with the Company's compensation policies and practices.

Independence:
Each member of the Compensation Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines.

* Ms. Gilmore was appointed Chair of the Compensation Committee in 2007.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    29

 Nominating and Governance Committee

Lisa Harris Jones* Committee Chair

"The Nominating and Governance Committee regularly evaluates the Board's leadership structure and corporate governance to promote the best long term interests of the Company."

Additional Committee Members: Barbara D. Gilmore, Arthur G. Koumantzelis, Joseph L. Morea
Meetings Held in 2015: 1

Primary Responsibilities:
The responsibilities of the Nominating and Governance Committee include: (i) identifying individuals qualified to become members of the Board and recommending to the Board the nominees for Director for each Annual Meeting of Shareholders or when Board vacancies occur; (ii) reviewing the qualifications of, and recommending to the Board, persons to serve as executive officers of the Company whenever vacancies occur; (iii) reviewing and assessing the Board's leadership structure; (iv) developing and recommending to the Board governance guidelines; and (v) evaluating the performance of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines.

* Ms. Jones was appointed Chair of the Nominating and Governance Committee in 2014.

 30     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

Board Oversight of Risk

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  Management implements risk management and RMR LLC and the Company's Director of Internal Audit help management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management implements risk management in its activities. RMR LLC and the Company's Director of Internal Audit provide the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, RMR LLC and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, management of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee, which meets at least quarterly and reports its findings to the Board, takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    31

developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate measures to enhance or improve the effectiveness of the Company's risk management.

The Compensation Committee also evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business management agreement, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the Company has a share grant program that requires share grants to vest over a period of years, rather than a stock option program such as is employed by many other publicly owned companies. The Company believes that the use of share grants vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is likely not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

Shareholders may effectively communicate a point of view to the Board in a number of ways, including:

  •
  participating in the advisory vote to approve executive compensation;

  •
  directing communications to individual Directors or the entire Board; and

  •
  attending the Annual Meeting of Shareholders.

Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, by email at secretary@ta-petro.com or sent by filling out a report at the Company's website, www.ta-petro.com. In addition, shareholders and other interested parties may call the Company's toll free confidential message system at (800) 758-9705.

Code of Business Conduct and Ethics

In December 2015, TravelCenters of America LLC's Code of Business Conduct and Ethics was amended to clarify policies regarding reporting of conflicts of interest and violations of the law and the Code. The Code was also revised to recognize that our manager is now controlled by a public company.

 32     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

The Company's shareholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (800) 758-9705; by e-mailing Internal.Audit@ta-petro.com; or by filling out a report by visiting the Company's website, www.ta-petro.com, clicking "For Investors," clicking "Governance" and then clicking "Report Form."

Director Share Ownership Policy

All Directors receive compensation in Common Shares to align the interests of Directors with those of the Company's shareholders. The Governance Guidelines codify the Company's expectation that, subject to certain exemptions, each Director retain at least 50,000 Common Shares within five years of the later of: (i) June 19, 2014 or (ii) the Annual Meeting of Shareholders at which the Director was initially elected or, if earlier, the first Annual Meeting of Shareholders following the initial appointment of the Director to the Board.

Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security, except for regular reinvestments in the Company's securities made pursuant to any dividend reinvestment plan which may be offered by the Company.

The Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries, (iii) RMR Inc. and its directors and officers, (iv) other employees of the Company and (v) RMR LLC and its officers and employees, to the extent they are involved in RMR LLC's services to the Company, from, directly or indirectly through family members or others, purchasing or selling Common Shares of the Company or other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of RMR Inc. and the other publicly held companies to which RMR LLC provides management services on the basis of material, non-public information learned in the course of performing services for those companies.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 46 for a detailed discussion of the Company's executive compensation program.

Shareholder Nominations and Other Proposals

Director Nominations and Shareholder Proposals for the 2017 Annual Meeting of Shareholders:    In order for a shareholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2017 Annual Meeting of Shareholders, the shareholder must comply with the advance notice and other requirements set forth in the Company's LLC Agreement and Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals for the 2017 Annual Meeting of Shareholders:    To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    33

Exchange Act at the 2017 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of the Company's Bylaws, not later than 5:00 p.m. Eastern Time on November 15, 2016 and not earlier than October 16, 2016; provided, that, if the date of the 2017 Annual Meeting of Shareholders is more than 30 days earlier or later than May 19, 2017, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern Time on the tenth day following the earlier of the day on which (i) notice of the date of the 2017 Annual Meeting of Shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2017 Annual Meeting of Shareholders is first made by the Company.

Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before November 15, 2016 in order to be eligible to be included in the proxy statement for the 2017 Annual Meeting of Shareholders; provided, that, if the date of the 2017 Annual Meeting of Shareholders is more than 30 days before or after May 19, 2017, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

The foregoing description of the requirements for a shareholder to propose a nomination for election to the Board at an annual meeting or other business for consideration at an annual meeting is only a summary and is not a complete listing of all requirements. Copies of the Company's LLC Agreement and Bylaws, including the requirements for shareholder nominations and other proposals, may be obtained by writing to the Company's Secretary at TravelCenters of America LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time during the applicable period was:

  •
  a Director, a nominee for Director or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullet points, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law or sister in law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullet points; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of a related person transaction. Under these Governance Guidelines, the Company may not enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or any other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and

 34     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (1) the affirmative vote of a majority of the Board and (2) the affirmative vote of a majority of the Independent Directors. In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, shall act in accordance with any applicable provisions of the Company's LLC Agreement and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with the Company's policies, LLC Agreement and Bylaws, each as described above. In the case of any transaction with the Company in which any other employee of the Company who is subject to the Company's Code of Business Conduct and Ethics and who has a direct or indirect material interest in the transaction, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and Code of Business Conduct and Ethics are available on the Company's website, www.ta-petro.com.

Certain Related Person Transactions

HPT.    HPT is the Company's principal landlord and largest shareholder, and as of December 31, 2015, owned 3,420,000 Common Shares, or approximately 8.8% of the outstanding Common Shares. One of the Company's Managing Directors, Mr. Barry Portnoy, is a managing trustee of HPT. Mr. Barry Portnoy's son, Mr. Adam Portnoy, is also a managing trustee of HPT, and Mr. Barry Portnoy's son-in-law, Mr. Ethan Bornstein, is an executive officer of HPT. The Company's other Managing Director, Mr. Thomas O'Brien, who is also the Company's President and Chief Executive Officer, was a former executive officer of HPT. One of the Company's Independent Directors, Mr. Arthur Koumantzelis, was an independent trustee of HPT prior to the Company's spinoff from HPT in 2007.

Until June 2015, the Company had two leases with HPT (the "Prior TA Lease" and the "Petro Lease"), pursuant to which the Company then leased 184 properties from HPT. As disclosed below, in June 2015, the Prior TA Lease was expanded and subdivided into four amended and restated leases. The Company refers to the four amended and restated leases as the "New TA Leases." References to the "HPT Leases" means (1) prior to June 1, 2015, the Prior TA Lease and the Petro Lease, collectively, and (2) from and after June 2015, the New TA Leases and the Petro Lease, collectively.

The HPT Leases are "triple net" leases that require the Company to pay all costs incurred in the operation of the leased properties, including costs related to personnel, utilities, inventory acquisition and provision of services to customers, insurance, real estate and personal property taxes, environmental related expenses, underground storage tank removal costs and, at those properties at which HPT leases the property from the owner and subleases to the Company, ground lease payments. The Company is also required generally to indemnify HPT for certain environmental matters and for liabilities that arise during the terms of the leases from ownership or operation of the leased properties and, at lease expiration, the Company is required to pay an amount equal to an estimate of the cost of removing underground storage tanks on the leased properties. The HPT Leases also include arbitration provisions for the resolution of disputes.

Under the HPT Leases, the Company may request that HPT purchase approved amounts for renovations, improvements and equipment at the leased properties in return for increases in the Company's minimum annual rent according to the following formula: the minimum rent per year will be increased by an amount equal to the amount paid by HPT multiplied by the greater of (i) 8.5% or (ii) a benchmark U.S. Treasury interest rate plus 3.5%. During 2015, pursuant to the terms of the HPT Leases, the Company sold to HPT $99.9 million of improvements the Company previously made to properties leased from HPT and, as a result the Company's minimum annual rent payable to HPT increased by $8.5 million. At December 31, 2015, the Company's property and equipment balance included $44.0 million of improvements of the type that the Company typically requests that HPT purchase for an increase in rent; however, HPT is not obligated to purchase these improvements.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    35

On June 1, 2015, the Company entered a transaction agreement (the "Transaction Agreement") with HPT, pursuant to which, among other things (i) the Company and HPT agreed to expand and subdivide the Prior TA Lease into the four New TA Leases, (ii) the Company agreed to sell to HPT for an aggregate of $279.4 million 14 travel centers and certain assets the Company owned at 11 properties it leases from HPT and the Company leased back these properties and assets from HPT under the New TA Leases, (iii) the Company agreed to purchase from HPT for an aggregate of $45.0 million five travel centers that the Company then leased from HPT under the Prior TA Lease and (iv) the Company agreed to sell to HPT five travel centers upon the completion of their development at a purchase price equal to their development costs, including the cost of the land, which costs are estimated to be not more than $118.0 million in the aggregate and the Company agreed to leaseback these development properties from HPT under the New TA Leases. The terms of the Transaction Agreement were approved by special committees of the Company's Independent Directors and HPT's independent trustees, none of whom are directors or trustees of the other company. Each special committee was represented by separate counsel.

As of December 31, 2015, the Company has completed the following transactions pursuant to the Transaction Agreement:

  •
  The Company entered into the four New TA Leases with HPT, or New Lease 1, New Lease 2, New Lease 3 and New Lease 4 which expire in 2029, 2028, 2026 and 2030, respectively. Percentage rent for 2014 under the Prior TA Lease, which totaled $2.9 million in 2014, was incorporated into the minimum annual rent under the New TA Leases, and 2015 became the percentage rent base year for the New TA Leases. Beginning in 2016, percentage rent will be 3.0% of the excess of gross nonfuel revenues for any particular year over the percentage rent base year amount. The Company's deferred rent obligation of $107.1 million, which was due December 31, 2022, was allocated among the New TA Leases and the due dates were extended to the end of the initial term of each respective New TA Lease.

  •
  The Company sold to HPT, for $279.4 million, 14 travel centers the Company owned and certain assets it owned at 11 properties it leases from HPT. The Company leased back these properties and assets from HPT under the New TA Leases. The Company's minimum annual rent increased by $24.0 million as a result of the completion of the sale and leaseback of these properties and assets. These sales generated an aggregate gain of $133.7 million.

  •
  The Company purchased from HPT, for $45.0 million, five travel centers that the Company previously leased from HPT and subleased to franchisees. The Company's minimum annual rent payment decreased by $3.9 million as a result of the completion of the Company's purchase of these properties.

  •
  The Company and HPT entered into an amendment to the Petro Lease, pursuant to which the Company leases 40 Petro travel centers from HPT. Among other things, this amendment eliminated percentage rent payable on fuel revenues, which in 2014 was nominal, and was not paid to HPT because HPT previously had waived payment of the first $2.5 million of percentage rent due under the Petro Lease.

 36     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

As of December 31, 2015, the Company leased from HPT a total of 153 properties under the New TA Leases and 40 properties under the Petro Lease. As of December 31, 2015, the number of properties leased, the term, the minimum annual rent and deferred rent balances under the HPT Leases were as follows:

	Number of Sites	Initial Term End Date(1)	Minimum Annual Rent as of December 31, 2015(2)	Deferred Rent(3)

New TA Lease 1	39	December 31, 2029	$48,862	$27,421
New TA Lease 2	38	December 31, 2028	47,229	29,107
New TA Lease 3	38	December 31, 2026	50,077	29,324
New TA Lease 4	38	December 31, 2030	44,577	21,233
Petro Lease	40	June 30, 2024	64,875	42,915

	193		$255,620	$150,000

(1)
The Company has two renewal options of fifteen years each under each of the leases.

(2)
These minimum rents are exclusive of any increase in minimum rent as a result of the Company selling or being reimbursed costs of improvements to leased properties or purchase/leaseback of additional properties occurring after December 31, 2015.

(3)
The deferred rent obligation is subject to acceleration at HPT's option upon an uncured default under the HPT agreements or a change in control of the Company, each as provided under the leases.

Prior to the Transaction Agreement, the Company incurred percentage rent payable to HPT under the Prior TA Lease and the Petro Lease, respectively. In each case, the percentage rent equaled 3% of increases in nonfuel gross revenues and 0.3% of increases in gross fuel revenues at the leased properties over base amounts. HPT previously had agreed to waive payment of the first $2.5 million of percentage rent that may become due under the Petro Lease. HPT waived $1.1 million of percentage rent under the Petro Lease for the year ended December 31, 2015, pursuant to that waiver; and through December 31, 2015, HPT has cumulatively waived $2.1 million of the $2.5 million of percentage rent to be waived. The total amount of percentage rent (which is net of the waived amount) that the Company incurred during the year ended December 31, 2015 was $2.0 million.

Pursuant to a rent deferral agreement with HPT, the Company deferred a total of $150.0 million of rent payable to HPT, which remained outstanding as of December 31, 2015. This deferred rent obligation was allocated among the HPT Leases and is due at the end of the initial terms of the respective HPT Leases as noted above. The deferred rent amounts shall be accelerated and interest shall begin to accrue on the deferred rent amounts if certain events provided in the deferral agreement occur, including a change of control of the Company, as defined in that agreement. In connection with the deferral agreement, the Company entered into a registration rights agreement with HPT, which provides HPT with certain rights to require the Company to conduct a registered public offering with respect to the Company's common shares issued to HPT pursuant to the deferral agreement, which rights continue through the date that is twelve months following the latest of the expiration of the terms of the New TA Leases and the Petro Lease.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    37

The following table sets forth the amounts of minimum lease payments required under the HPT Leases as of December 31, 2015, in each of the years shown.

	Minimum Rent	Rent for Ground Leases

2016	$255,620	$8,849
2017	255,620	7,921
2018	255,620	7,354
2019	255,620	5,526
2020	255,620	4,132
2021	255,620	2,285
2022	255,620	1,571
2023	255,620	934
2024(1)	307,133	700
2025	190,744	228
2026(2)	227,982	2
2027	140,667	—
2028(3)	178,937	—
2029(4)	129,827	—
2030(5)	76,037	—
(1)
Includes previously deferred rent payments of $42,915 and estimated cost of removing underground storage tanks on the leased properties of $8,598 due on June 30, 2024.

(2)
Includes previously deferred rent payments of $29,324 and estimated cost of removing underground storage tanks on the leased properties of $7,913 due on December 31, 2026.

(3)
Includes previously deferred rent payments of $29,107 and estimated cost of removing underground storage tanks on the leased properties of $9,163 due on December 31, 2028.

(4)
Includes previously deferred rent payments of $27,421 and estimated cost of removing underground storage tanks on the leased properties of $8,967 due on December 31, 2029.

(5)
Includes previously deferred rent payments of $21,233 and estimated cost of removing underground storage tanks on the leased properties of $10,228 due on December 31, 2030.

On October 30, 2015, HPT completed the purchase of the land and improvements at a travel center it then leased from a third party and subleased to the Company located in Waterloo, NY. Upon HPT's acquisition, the land and improvements were directly leased to the Company under the Petro Lease. The Petro Lease was amended and minimum annual rent increased by $1.3 million, but the Company's obligation to pay the ground rent of $1.3 million annually was terminated.

RMR LLC.    RMR LLC provides business management services to the Company pursuant to a business management agreement. RMR LLC is owned by The RMR Group Inc. and ABP Trust and ABP Trust is the controlling shareholder of The RMR Group Inc. One of the Company's Managing Directors, Mr. Barry Portnoy and his son, Mr. Adam Portnoy, are the owners of ABP Trust. Mr. Barry Portnoy is the Chairman of RMR LLC and a Managing Director and officer of RMR Inc. and Mr. Adam Portnoy is the President and Chief Executive Officer of RMR LLC and a Managing Director, President and Chief Executive Officer of RMR Inc. The Company's other Managing Director, Mr. Thomas O'Brien, who is also the Company's President and Chief Executive Officer, Mr. Andrew Rebholz, the Company's Executive Vice President, Chief Financial Officer and Treasurer, and Mr. Mark Young, the Company's Executive Vice President and General Counsel, are officers and employees of RMR LLC. RMR LLC provides management services to HPT and HPT's executive officers are officers and employees of RMR LLC. A majority of the Company's Independent Directors also serve as independent directors or independent trustees of other companies to which RMR LLC, or its affiliates, provides management services. Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of

 38     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

a majority of those companies. In addition, officers of RMR LLC serve as officers of those other companies to which RMR LLC or its affiliates provides management services.

At least 80% of Messrs. O'Brien's, Rebholz's and Young's business time is devoted to services to the Company, and 80% of Messrs. O'Brien's, Rebholz's and Young's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Messrs. O'Brien, Rebholz and Young are also eligible to participate in certain RMR LLC benefit plans. The Company believes the compensation it paid to these officers reasonably reflected their division of business time and efforts; however, periodically, these individuals may divide their business time and efforts differently than they do currently and their compensation from the Company may become disproportionate to this division.

The Company's Board has given the Compensation Committee, which is comprised exclusively of Independent Directors, authority to act on the Company's behalf with respect to its business management agreement with RMR LLC. The charter of the Company's Compensation Committee requires the committee to review annually the terms of the business management agreement, evaluate RMR LLC's performance under this agreement and determine whether to renew, amend or terminate the business management agreement.

Pursuant to the business management agreement, RMR LLC assists the Company with various aspects of the Company's business, which may include, but are not limited to, compliance with various laws and rules applicable to the Company's status as a publicly owned company, advice and supervision with respect to its travel centers, site selection for properties on which new travel centers may be developed, identification of, and purchase negotiation for, travel center and convenience store properties and companies, accounting and financial reporting, capital markets and financing activities, investor relations and general oversight of the Company's daily business activities, including legal matters, human resources, insurance programs, management information systems and the like. Under the Company's business management agreement, it pays RMR LLC an annual business management fee equal to 0.6% of the sum of the Company's gross fuel margin (which is the Company's fuel sales revenues less its cost of fuel sales) plus its total nonfuel revenues. The fee is payable monthly based on the prior month's margins and revenues. The Company recognized aggregate fees of $13.2 million for 2015 under the business management agreement.

The current term of the Company's business management agreement with RMR LLC ends on December 31, 2016, and automatically renews for successive one year terms unless the Company or RMR LLC gives notice of non-renewal before the end of an applicable term. On March 12, 2015, the Company and RMR LLC entered into an amended and restated business management agreement, which was approved by the Compensation Committee, comprised solely of Independent Directors. As amended, RMR LLC may terminate the business management agreement upon 120 days' written notice, and the Company has the right to terminate the business management agreement upon 60 days' written notice, subject to approval by a majority vote of the Company's Independent Directors. As amended, if the Company terminates or elects not to renew the business management agreement other than for cause, as defined, the Company is obligated to pay RMR LLC a termination fee equal to 2.875 times the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of non-renewal or termination. Also, as amended, RMR LLC agrees to provide certain transition services for the Company for 120 days following termination by the Company or notice of termination by RMR LLC. The business management agreement includes arbitration provisions for the resolution of disputes.

Under the Company's business management agreement with RMR LLC, the Company acknowledges that RMR also provides management services to other companies, including HPT. The fact that RMR LLC has responsibilities to other entities, including the Company's largest landlord, HPT, could create conflicts; and in the event of such conflicts, the Company's business management agreement allows RMR LLC to act on its own behalf and on behalf of HPT or such other entity rather than on the Company's behalf.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    39

The Company is also generally responsible for all of its expenses and certain expenses incurred by RMR LLC on the Company's behalf. Pursuant to the Company's business management agreement, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of services to the Company. As part of this arrangement, the Company has in the past, and may in the future enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

The Company has a property management agreement with RMR LLC under which RMR LLC provides building management services to the Company for its headquarters building. The charter of the Company's Compensation Committee requires that the Committee annually review the property management agreement, evaluate RMR LLC's performance under this agreement and renew, amend or terminate this agreement. The Company paid RMR LLC $145,000 for property management services at the headquarters building for 2015.

The Company has historically awarded share grants to certain RMR LLC employees under the Company's equity compensation plan. During 2015 the Company made annual share grants to RMR LLC employees (excluding the Company's executive officers who are also officers of RMR LLC) of 62,000 Common Shares. That grant had an aggregate value of $575,000, based upon the closing price of the Common Shares on the NYSE on the dates of the grants. One fifth of those shares vested on the grant dates and one fifth vests on each of the next four anniversaries of the grant dates. These share grants to those RMR LLC employees are in addition to both the fees the Company pays to RMR LLC and the Company's share grants to its Directors, officers and employees. Under the Company's equity compensation plan, recipients of vesting restricted Common Shares (including the Company's officers and employees and officers and employees of RMR LLC) may request that the Company purchase some of the vesting Common Shares in satisfaction of tax withholding and payment obligations at the closing price for the Common Shares on the NYSE on the date of purchase. Under the Company's business management agreement, the Company reimburses RMR LLC for the Company's allocable costs for internal audit services, which amounts are subject to approval by the Company's Compensation Committee. The Company's Audit Committee appoints the Company's Director of Internal Audit. The Company reimbursed internal audit costs of $0.3 million for the year ended December 31, 2015.

On occasion, the Company has entered into arrangements with former employees of the Company's or RMR LLC in connection with the termination of their employment with the Company or RMR LLC, providing for the acceleration of vesting of shares previously granted to them under the Plan. Additionally, each of the Company's President and Chief Executive Officer, Executive Vice President, Chief Financial Officer and Treasurer and Executive Vice President and General Counsel received grants of restricted shares of other companies to which RMR LLC provides management services, including HPT, in their capacities as officers of RMR LLC.

Other Relationships with HPT and RMR LLC.    At the time all of the then outstanding Common Shares were distributed to HPT shareholders in 2007, the Company entered a transaction agreement with HPT and RMR LLC, pursuant to which the Company granted HPT a right of first refusal to purchase, lease, mortgage or otherwise finance any interest the Company owns in a travel center before it sells, leases, mortgages or otherwise finances that travel center to or with another party, and the Company granted HPT and any other company to which RMR LLC provides management services a right of first refusal to acquire or finance any real estate of the types in which they invest before the Company does. The Company also agreed that for so long as it is a tenant of HPT the Company will not permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the voting shares or the power to direct the management and policies of the Company or any of the Company's subsidiary tenants or guarantors under the Company's leases with HPT; the sale of a material part of the Company's assets or of any such tenant or guarantor; or the cessation of the Company's continuing Directors to constitute a majority of the Board or any such tenant or guarantor. Also, the Company agreed not to take any action that might reasonably be expected to have a material adverse impact on HPT's ability to qualify as a

 40     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

REIT and to indemnify HPT for any liabilities it may incur relating to the Company's assets and business. The transaction agreement includes arbitration provisions for the resolution of disputes.

AIC.    The Company, ABP Trust, HPT and four other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, and are parties to an amended and restated shareholders agreement regarding AIC.

All of the Company's Directors and all of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays to RMR LLC a service fee equal to 3.0% of the total annual earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business. The shareholders agreement among the Company, the other shareholders of AIC and AIC includes arbitration provisions for the resolution of disputes.

In June 2015, the Company and the other shareholders of AIC renewed their participation in a combined property insurance program arranged and reinsured in part by AIC. In connection with that renewal, the Company purchased a three year combined property insurance policy providing $500.0 million of coverage annually with the premiums to be paid annually and a one year standalone policy providing certain other coverage. The premiums are adjusted throughout the policy years for property acquisitions or dispositions the Company makes.

The Company periodically considers the possibilities for expanding its insurance relationships with AIC to include other types of insurance and may in the future participate in additional insurance offerings AIC may provide or arrange. The Company may invest additional amounts in AIC in the future if the expansion of this insurance business requires additional capital, but the Company is not obligated to do so.

Directors' and Officers' Liability Insurance.    The Company, RMR Inc. and certain companies to which RMR LLC provides management services participate in a combined directors' and officers' liability insurance policy. This combined policy currently provides for $10.0 million of combined primary coverage and expires in September 2017. In August 2015, in addition to purchasing the combined policy, the Company also obtained separate non-combined directors' and officers' liability insurance providing $20.0 million of aggregate excess coverage plus $5.0 million of excess non-indemnifiable coverage, which policies expire in September 2016. The total premium payable by the Company for those policies purchased in August 2015 was approximately $0.2 million. The premiums for the combined policies were allocated among the insured companies after consultation with the insurance broker and approval by each company's board and independent trustees or directors as applicable.

PTP.    Petro Travel Plaza Holdings LLC ("PTP") is a joint venture between the Company and Tejon Development Corporation, that owns two travel centers and two convenience stores in California. The Company owns a 40% interest in PTP and operates the two travel centers and two convenience stores PTP owns for which the Company receives management and accounting fees, which totaled $0.8 million for 2015. At December 31, 2015 the Company had a net receivable from PTP of $43,000. The Company recognized income of $4.0 million during 2015, related to this investment, which is separate from and in addition to the management and accounting fees the Company earned.

The foregoing descriptions of the Company's agreements with HPT, RMR LLC, AIC and PTP are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Company's Annual Report filed with the SEC for the year ended December 31, 2015. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its affiliates provide management services.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of Common Shares with the SEC and the NYSE; and

  •
  to furnish the Company with copies of the reports.

The Company received written representations from each such person who did not file an annual statement on Form 5 with the SEC that no Form 5 was due. Based on its review of the reports and representations, the Company believes that all Section 16(a) reports were filed timely in 2015.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Director, each Director nominee, each individual named in the 2015 Summary Compensation Table on page 53, and the Company's Directors, Director nominees and executive officers as a group, all as of February 29, 2016. Unless otherwise noted, voting power and investment power in the Common Shares are exercisable solely by the named person.

Name and Address*	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares**	Additional Information

Thomas M. O'Brien	1,699,730.5	4.4%
Barry M. Portnoy	87,911.6	Less than 1%	HPT owns 3,420,000 Common Shares. In his capacity as a managing trustee of HPT, the Chairman of RMR LLC, a managing director of RMR Inc. and the majority owner and a trustee of ABP Trust, Mr. Barry Portnoy may also be deemed to beneficially own (and have shared voting and dispositive power over) the 3,420,000 Common Shares beneficially owned by HPT, but Mr. Barry Portnoy disclaims such beneficial ownership.
Barbara D. Gilmore	75,500	Less than 1%	Includes 10,000 Common Shares owned by Ms. Gilmore's husband. Ms. Gilmore disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest in the shares.
Arthur G. Koumantzelis	66,061.4	Less than 1%
Lisa Harris Jones	25,500	Less than 1%
Joseph L. Morea	18,000	Less than 1%

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Name and Address*	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares**	Additional Information

Andrew J. Rebholz	442,950	1.1%
Michael J. Lombardi	323,385	Less than 1%
Mark R. Young	212,355	Less than 1%
Barry A. Richards	152,072	Less than 1%

All Directors and executive officers as a group (ten persons)	3,103,465.5	8.0%

*
The address of each identified person or entity is: c/o TravelCenters of America LLC, 24601 Center Ridge Road, Suite 200, Westlake, Ohio 44145.

**
Based on approximately 38,798,664 Common Shares outstanding as of February 29, 2016.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    43

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Company's Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Hospitality Properties Trust Two Newton Place 255 Washington Street Suite 300 Newton, Massachusetts 02458	3,420,000	8.8%	Based solely on a Schedule 13G/A filed with the SEC on February 4, 2016 by HPT:

•

HPT owns and has sole voting and dispositive power over 3,420,000 Common Shares.

•

RMR LLC, RMR Inc. and ABP Trust do not directly own any Common Shares. RMR LLC, as manager of HPT, RMR Inc., as managing member and a beneficial owner of RMR LLC, and ABP Trust, as the controlling shareholder of RMR Inc. and a beneficial owner of RMR LLC, may, under applicable regulatory definitions, be deemed to beneficially own (and have shared voting and dispositive power over) the 3,420,000 Common Shares directly and beneficially owned by HPT, but each disclaims such beneficial ownership.

•

Mr. Barry Portnoy is the direct and beneficial owner of 87,911.6 Common Shares. Mr. Adam Portnoy is the direct and beneficial owner of 99,263.8 Common Shares (of which 22,800 are subject to vesting requirements and will become fully vested, subject to the lapse of certain contingencies, annually through 2019). In their respective positions with RMR LLC, RMR Inc. and ABP Trust, Messrs. Barry and Adam Portnoy may be deemed to beneficially own (and have shared voting and dispositive power over) the 3,420,000 Common Shares directly and beneficially owned by HPT, but each disclaims such beneficial ownership.

 44     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Capital Research Global Investors ("Capital Research") 333 South Hope Street Los Angeles, California 90071	2,423,750	6.2%	Based solely on a Schedule 13G/A filed with the SEC on February 16, 2016 by Capital Research:

•

Capital Research is a division of Capital Research and Management Company ("CRMC"). Capital Research is deemed to be the beneficial owner of 2,423,750 Common Shares as a result of CRMC acting as adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

*
As of December 31, 2015.

**
The Company's LLC Agreement and other agreements to which the Company is a party place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class or series of the Company's shares. Additionally, the terms of the Company's leases with HPT and the Company's agreement with RMR LLC contain provisions whereby the Company's rights under these agreements may be cancelled by HPT and RMR LLC, respectively, upon the acquisition by any person or group of more than 9.8% of the Company's voting securities or upon other change in control events, as defined. If the violation of these ownership limitations causes a lease or contract default, shareholders causing the default may become liable to the Company or to other shareholders for damages. In addition, in order to help the Company preserve the tax treatment of the Company's net operating losses and other tax benefits, the Company's Bylaws generally provide that transfers of the Company's shares to a person, entity or group that is then, or would become as a result, an owner of 5% or more of the Company's outstanding shares under applicable standards would be void in total for transferees then already owning 5% or more of the Company's shares, and for transferees that would otherwise become owners of 5% or more of the Company's shares, to the extent the transfer would so result in such level of ownership by the proposed transferee and to the extent not approved by the Company. The 5% ownership limitation under the Company's Bylaws is determined based on applicable tax rules. Capital Research has represented to the Company that it does not own 5% or more of the Company's shares under those applicable tax rules or in violation of the 5% ownership limitation under the Company's Bylaws.

The percentages indicated are based on approximately 38,798,664 Common Shares outstanding as of February 29, 2016.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    45

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2015 and the factors which impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2015, who are the officers for whom compensation disclosure is required to be made in this Proxy Statement under SEC rules. For 2015, the Company's named executive officers were:

Name	Title

Thomas M. O'Brien	President and Chief Executive Officer
Andrew J. Rebholz	Executive Vice President, Chief Financial Officer and Treasurer
Mark R. Young	Executive Vice President and General Counsel
Michael J. Lombardi	Executive Vice President
Barry A. Richards	Executive Vice President

Compensation Philosophy and Process

The Company's compensation program is designed to help the Company achieve its business objectives, which include increasing, on a long term basis, the value of the Company by improving the Company's financial and operating performance, improving the Company's competitive position within its industry and managing risks facing the Company.

Individual performance is an important factor in determining each element of compensation. The Compensation Committee determines the compensation of the Company's President and Chief Executive Officer, the Executive Vice President, Chief Financial Officer and Treasurer and the Executive Vice President and General Counsel, and determines the amount and terms of share grants to all of the Company's executive officers. The Compensation Committee recommends to the Board and the Board determines all compensation, other than share grants, for the Company's executive officers other than the Company's President and Chief Executive Officer, the Executive Vice President, Chief Financial Officer and Treasurer and the Executive Vice President and General Counsel. There is no formulaic approach to the determinations of an executive officer's compensation; these determinations are made in the discretion of the Compensation Committee and the Board. Determinations of an executive officer's compensation are also not made as a direct result of benchmarking compensation against that of other companies.

The Compensation Committee and the Board believe it is important to further align the interests of the Company's executive officers with those of the Company's shareholders and therefore have determined that a significant portion of each executive officer's annual compensation will be paid in the form of share awards that vest subject to continued employment over periods ranging from four to nine years from the date of grant. The Compensation Committee and the Board also believe that performance of the Company's executive officers may be improved by paying a substantial portion of each executive officer's cash compensation as an annual bonus. The Compensation Committee and the Board currently limit the annual base salaries of the Company's executive officers and utilize changes in annual cash bonus amounts as the primary mechanism for effecting annual compensation adjustments for its executive officers.

 46     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

The primary factor considered by the Compensation Committee and the Board when determining discretionary compensation for the Company's executive officers is the historical cash and equity compensation paid to each executive officer and to the Company's other executive officers with similar responsibilities. However, the Compensation Committee and the Board also consider, among other things, the executive officer's:

  •
  accomplishments during the year;

  •
  ability to identify areas for the Company's improvement and to achieve benefits from those improvements;

  •
  quality of decisions made;

  •
  ability to lead employees both in routine activities and in special projects;

  •
  change in performance as compared to the prior year;

  •
  perceived potential for future development and for assuming additional or alternative duties in the future;

  •
  background, training, education and experience; and

  •
  specific areas of expertise and value to the Company, and the likelihood that the Company could find a suitable replacement on a timely and cost effective basis.

In addition to the consideration of the various factors described in the preceding paragraphs, the Compensation Committee and the Board consider available compensation data for public companies that are engaged in businesses similar to the Company's businesses or that possess size or other characteristics that are similar to the Company. None of the Company's direct travel center industry competitors are public companies and therefore the Company does not have access to the compensation practices and amounts of those companies. Consequently, in order to obtain a general understanding of current trends in compensation practices and ranges of amounts being awarded by other public companies, the Company compiled and reviewed comparative data from public filings regarding compensation paid by a group of public companies in the following industries: specialty retail; hotels, restaurants and leisure; food retail and food and staples retailing industries.(1)

Because the primary factor considered by the Compensation Committee and the Board is the historical compensation paid to each individual executive officer and to other executives with similar responsibilities, the Compensation Committee and the Board believe that the Company's compensation philosophy with respect to the Company's executive officers helps limit incentives for management to take excessive risk for short-term benefit.

Details of 2015 Compensation Process

In September 2015, Ms. Gilmore, the Chair of the Compensation Committee, met with Mr. Barry Portnoy, the Company's (non-employee) Managing Director, Mr. Adam Portnoy, President and Chief Executive Officer of RMR LLC, and the chairs of the compensation committees of the other public companies for which RMR provides services. RMR provides management services to the Company, GOV, HPT, SIR, SNH and FVE. A purpose of this meeting was to discuss compensation philosophy regarding potential share grants to be made by the Company.

(1)
This group of public companies was comprised of Advance Auto Parts, Inc.; Alimentation Couche-Tarde Inc.; AutoZone, Inc.; Brinker International, Inc.; Casey's General Stores, Inc.; Cracker Barrel Old Country Store, Inc.; CST Brands, Inc.; Darden Restaurants, Inc.; Delek US Holdings, Inc.; Energy Transfer Partners, LP; Genuine Parts Company; Jack in the Box Inc.; Marathon Petroleum Corporation; Murphy USA; Office Depot, Inc.; Staples, Inc.; Starbucks Corporation; Sunoco LP; Wendy's International, Inc.; and YUM! Brands, Inc.

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At Compensation Committee meetings in December 2015, the Compensation Committee conducted a review of executive and employee compensation and considered recommendations arising from the September 2015 meeting, recommendations provided by management and other factors such as: (i) the amount of cash compensation historically paid to each executive officer; (ii) the amounts and value of historical share awards made to each executive officer; (iii) the limited number of Common Shares remaining available for issuance under the 2007 Equity Compensation Plan; (iv) the amounts of cash compensation and share awards paid to persons with similar levels of responsibility; (v) the then current market prices of the Common Shares; (vi) the performance of each executive officer during 2015; (vii) each executive officer's expected future contributions to the Company; (viii) each executive officer's relative mix of cash and noncash compensation; (ix) the comparative data about executive compensation trends and amounts that the Company assembled; and (x) the Company's financial position and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee did not engage a compensation consultant to participate in the determination or recommendation of the amounts or form of compensation for the Company's executive officers. Messrs. O'Brien, Rebholz and Young participated in parts of the Compensation Committee meeting with regard to consideration of compensation generally and to the Company's other officers, but they left that meeting and did not participate in the Compensation Committee's determination and recommendation of their compensation. Mr. Barry Portnoy participated in parts of the Compensation Committee meeting, but left the meeting and did not participate in the final decisions and recommendations made by the Compensation Committee. All Board members participated in the Board decisions on compensation which were not determined by the Compensation Committee.

Compensation Components

The mix of base salary, cash bonus and equity compensation that the Company pays to its executive officers varies depending on the executive officer's position and responsibilities with the Company. The Compensation Committee does not follow a set formula or specific guidelines in determining how to allocate the compensation components for the executives.

The components of the compensation packages of the Company's executive officers are as follows:

Base Salary

Base salaries are reviewed annually and adjusted, if appropriate, on a subjective basis based upon consideration of a number of factors including, but not limited to, the individual performance factors described above, as well as (i) the historical amount paid to each executive officer; (ii) a comparison of the executive officer's pay to that of other individuals within the Company and the relative responsibilities, titles, roles, experiences and capabilities of such other individuals; (iii) the comparative data about executive compensation trends and amounts that the Company assembled; (iv) the Company's financial position and operating performance throughout the relevant year and (v) for officers other than the Chief Executive Officer, Chief Financial Officer and General Counsel, an evaluation of the officers' performance provided by Messrs. O'Brien, Rebholz and Young. In 2015, the Company continued its practice of limiting the annual base salaries of the Company's executive officers to a maximum of $300,000, with the exception of Mr. Lombardi whose annual base salary continues to be limited to $339,000, which is the annual base salary amount that was established for him by the Company's predecessor. For 2016, the Compensation Committee also determined to maintain the annual base salary for each of the named executive officers at its existing level.

Annual Bonus and Share Award Plan

Each of the Company's executive officers is eligible to receive an annual cash bonus and share award. There is no formulaic approach used in determining the amount of these annual cash bonus and share awards. The cash bonus and share awards are determined on a subjective basis by the Compensation Committee and the Board, as the case may be, based upon consideration of a number of factors, which include the factors taken into account in connection with the base salary determinations discussed above.

 48     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

In addition, in determining cash bonus and share awards for the Company's executive officers, the Compensation Committee and the Board also consider the recommendations of the Chair of the Compensation Committee, Ms. Gilmore, following her meeting with Messrs. Portnoy and the chairs of the compensation committees of other public companies for which RMR LLC provides services. In light of the limitations imposed on the annual base salaries of the Company's executive officers that are described above, changes in annual cash bonus amounts are the primary mechanism for effecting annual compensation adjustments for the Company's executive officers. For bonus amounts paid to the Company's executive officers for 2015, there were no bonus targets established. In addition, no bonus targets have been established for purposes of bonus amounts that may be paid to the Company's executive officers in 2016.

A significant additional factor the Compensation Committee and the Board, as applicable, took into account in determining the amounts of annual cash bonus and share awards for 2015 was the limited number of Common Shares then remaining available for issuance under the 2007 Equity Compensation Plan, which number of Common Shares was insufficient to award each of the named executive officers a number of Common Shares equal to the number of Common Shares granted to each of them in 2014. As a result, for 2015, the Compensation Committee determined to award each named executive officer one-half of the number of Common Shares awarded them in 2014. To compensate for the reduced share award, the Compensation Committee and the Board, as applicable, determined to increase the cash bonus awarded to each of the named executive officers by an amount equal to 75% of the value of half of the number of shares awarded such executive officer in 2014, with the value of those shares being based on the closing price of the Common Shares on the 2015 grant date.

For 2015, the Compensation Committee awarded Mr. O'Brien a bonus of $2,564,500 in cash (which includes $694,500 related to the adjustment described above) and also awarded him 100,000 Common Shares that will vest in ten equal annual installments beginning on the grant date. The shares awarded had a value at the grant date of $926,000; the vested portion of the share award was therefore $92,600 as of the grant date. In making this cash bonus and this share award, the Compensation Committee considered, among other things, Mr. O'Brien's performance in leading the Company through 2015; his role in expanding the Company's business, particularly the Company's significant expansion in its convenience store business; his management of capital and operating expenditures in relation to the prevailing business levels; his role in maintaining fuel sales and pricing in order to maintain fuel margin, particularly in light of technological developments, customer demands and regulatory conditions toward increasing truck engine fuel efficiency; his role in assessing capital market opportunities and opportunistically procuring capital; his role in the Company's regulatory compliance; his development of new, and enhancement of existing, marketing programs, operating initiatives, products and services that take advantage of the Company's competitive strengths to grow the Company's business in a slowly recovering economy and position the Company for future growth; his role in identifying potential acquisitions and structuring and negotiating acquisitions for the Company; his role in the integration of travel centers and convenience stores the Company acquired since it began its acquisition program in 2011 with the Company's existing operations and in furtherance of the Company's growth strategies; and his role in negotiating agreements with Company suppliers and customers and managing risks facing the Company. The Compensation Committee determined that the share award would vest over time to ensure a continuing commonality of interest between Mr. O'Brien and the Company's shareholders, to provide Mr. O'Brien with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in his decisions affecting the Company's business in the short-term and in the long term. The foregoing description of the share award to Mr. O'Brien during 2015 does not include the share award granted to him in his capacity as one of the Company's Managing Directors.

The annual cash bonuses for Mr. Rebholz and Mr. Young were determined by the Compensation Committee after consideration of similar criteria described above with regard to Mr. O'Brien as applied to Mr. Rebholz's and Mr. Young's respective performances as well as other matters particular to their respective roles and after consideration of the other matters noted above, as applicable, that the Compensation Committee considers in determining compensation generally. The annual cash bonuses for

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    49

Messrs. Lombardi and Richards were recommended by the Compensation Committee and approved by the Board based upon the consideration and evaluation of each executive's performance and level of total compensation as well as the other matters noted above with regard to the compensation paid to Messrs. O'Brien, Rebholz and Young. These considerations included, but were not limited to, each executive officer's historical level of total compensation and the Company's financial and operating performance during 2015.

At least 80% of Messrs. O'Brien's, Rebholz's and Young's business time is devoted to services to the Company, and 80% of Messrs. O'Brien's, Rebholz's and Young's total cash compensation (that is, the combined base salary and cash bonus paid by the Company and RMR LLC) was paid by the Company and the remainder was paid by RMR LLC. Messrs. O'Brien, Rebholz and Young are also eligible to participate in certain RMR benefit plans.

The Company made equity awards under the 2007 Equity Compensation Plan to the Company's executive officers and others based upon factors that the Compensation Committee considered relevant to align the interests of the persons to whom awards were made with the Company's business objectives, which include, but are not limited to, increasing, on a long term basis, the value of the Company by improving the Company's prospects, competitive position within its industries and financial and operating performance, managing risks facing the Company, as well as achieving strategic initiatives and objectives. In addition to the award of Common Shares made to Mr. O'Brien during 2015, the Compensation Committee awarded Common Shares to each of the Company's other named executive officers who were employed by the Company at the grant date. These awards ranged in size and value from 25,000 Common Shares, having a grant date value of $231,500, to 50,000 Common Shares, having a grant date value of $463,000. In determining the size of each share award, the Compensation Committee considered the responsibilities of the executive, the prior year's share grant, the availability of Common Shares under the 2007 Plan, the relation of the size of the award to the size of the share award made to Mr. O'Brien and other factors, including their past and expected future performances and cash bonuses, the total value of the granted shares relative to the value of past grants, 2015 annual cash salaries, the executive officer's tenure with the Company and the Company's operational results during 2015. In each case, the Compensation Committee determined that the share awards would vest in five equal annual installments for those other executive officers (other than Mr. Rebholz whose shares vest in ten equal annual installments), in each case with the first installment being vested on the date of the grant, to ensure a continuing commonality of interest between the recipients and the Company's shareholders, to provide the Company's named executives with an incentive to remain with the Company to earn the unvested portion of the award and to encourage appropriate levels of risk taking in their long term decisions affecting the Company's business.

Other Benefits

The Company's executive officers are entitled to participate in the Company's benefit plans on the same terms as the Company's other employees. These plans include medical, dental and life insurance plans and a defined contribution retirement plan. The Company had previously suspended matching contribution payments to the Company's defined contribution retirement plan in May 2009; such payments were reinstated effective January 1, 2015. The Company does not provide other executive perquisites.

All Other Payments

The Summary Compensation Table below includes a column for amounts described as "All Other Compensation." For each of those years, there were no such amounts paid by the Company to the Company's executive officers.

 50     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

Say on Pay Results

The Company's current policy, consistent with the prior vote of the Company's shareholders, is to provide shareholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers once every three years at the Annual Meeting of Shareholders. Accordingly, the Company provided shareholders at the 2015 Annual Meeting of Shareholders with an opportunity to approve the compensation of the named executive officers.

In evaluating the Company's compensation process for 2015, the Compensation Committee generally considered the results of the advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2015 Annual Meeting of Shareholders. The Compensation Committee noted that more than 87% of votes cast approved the compensation of the named executive officers as described in the proxy statement for the Company's 2015 Annual Meeting of Shareholders. The Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices, which have been consistently applied since that prior vote of the Company's shareholders on the Company's executive compensation.

RMR Inc. Compensation Practices

For information regarding the compensation paid to RMR LLC and RMR Inc. and their executive officers, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2015 and its Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2015.

                                Barbara D. Gilmore, Chair
                                Lisa Harris Jones
                                Arthur G. Koumantzelis
                                Joseph L. Morea

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the Company's four Independent Directors. No member of the Compensation Committee is a current, or during 2015 was a former, officer or employee of the Company. In 2015, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR LLC provides management services. Ms. Gilmore serves as an independent trustee of GOV and an independent director of FVE. Mr. Koumantzelis serves as an independent trustee of RIF. Ms. Jones serves as an independent trustee of SNH. In addition, each of our Independent Directors serves as a director of AIC. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

 52     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

EXECUTIVE COMPENSATION

The following tables, narratives and footnotes discuss the compensation of the Company's Chief Executive Officer, Chief Financial Officer and certain other executive officers of the Company at December 31, 2015, who are the Company's named executive officers. The compensation information for the persons included in the compensation tables are for services rendered to the Company and its subsidiaries and do not include information regarding any compensation received by such persons for services rendered to RMR LLC. For more information regarding the compensation paid to RMR LLC and RMR Inc. and their executive officers, please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K and its Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement.

2015 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Thomas M. O'Brien(3)	2015	$300,000	$2,564,500	$1,068,470	$—	$3,932,970
President and Chief	2014	300,000	1,720,000	2,024,700	—	4,044,700
Executive Officer	2013	300,000	1,600,000	1,684,875	—	3,584,875

Andrew J. Rebholz	2015	300,000	957,250	463,000	1,500	1,721,750
Executive Vice President,	2014	300,000	570,000	975,000	—	1,845,000
Chief Financial Officer	2013	300,000	516,000	801,000	—	1,617,000
and Treasurer

Michael J. Lombardi	2015	339,000	573,625	231,500	1,945	1,146,070
Executive Vice President	2014	339,000	360,000	487,500	—	1,186,500
	2013	339,000	316,000	400,500	—	1,055,500

Mark. R. Young	2015	300,000	618,625	231,500	—	1,150,125
Executive Vice President	2014	300,000	375,000	487,500	—	1,162,500
and General Counsel	2013	300,000	320,000	400,500	—	1,020,500

Barry A. Richards	2015	300,000	528,625	231,500	1,987	1,062,112
Executive Vice President	2014	267,000	305,000	487,500	—	1,059,500
	2013	255,000	283,000	400,500	—	938,500

(1)
Represents the grant date fair value of shares granted in 2015, 2014 and 2013, as applicable, compiled in accordance with FASB Accounting Standards Codification Topic 718, "Compensation—Stock Compensation," or ASC 718. No assumptions are used in this calculation.

(2)
Represents matching contributions to the Company's 401(k) Plan.

(3)
Mr. O'Brien's share award amounts include $142,470, $74,700 and $82,875 of compensation received for services as Managing Director for 2015, 2014 and 2013, respectively.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    53

2015 Grants of Plan Based Awards

Share awards granted by the Company to the Company's Chief Executive Officer and Chief Financial Officer in 2015 provide that one tenth of each award vests on the grant date and one tenth vests on each of the next nine anniversaries of the grant date. Share awards granted by the Company to the Company's other named executive officers in 2015 provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR LLC or any company that RMR LLC manages or that is affiliated with RMR LLC during the vesting period, at the Company's option, the recipient shall forfeit the Common Shares that have not yet vested. Holders of vested and unvested shares awarded under the 2007 Equity Compensation Plan are eligible to receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

The following table shows shares granted in 2015, including vested and unvested grants.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards*

Thomas M. O'Brien	5/28/2015	9,000**	$ 142,470
	12/8/2015	100,000	926,000
Andrew J. Rebholz	12/8/2015	50,000	463,000
Michael J. Lombardi	12/8/2015	25,000	231,500
Mark R. Young	12/8/2015	25,000	231,500
Barry A. Richards	12/8/2015	25,000	231,500

*
Equals the number of shares multiplied by the closing price on the date of grant, which is also the grant date fair value under ASC 718. No assumptions are used in this calculation.

**
Shares granted in Mr. O'Brien's capacity as a Director, which vested fully on the grant date.

 54     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

2015 Outstanding Equity Awards at Fiscal Year-End

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Thomas M. O'Brien(3)	2015	90,000	$ 846,000
	2014	160,000	1,504,000
	2013	105,000	987,000
	2012	120,000	1,128,000
	2011	100,000	940,000
	2010	80,000	752,000
	2009	60,000	564,000
	2008	40,000	376,000
	2007	20,000	188,000

Andrew J. Rebholz(3)	2015	45,000	423,000
	2014	80,000	752,000
	2013	52,500	493,500
	2012	60,000	564,000
	2011	50,000	470,000
	2010	40,000	376,000

Michael J. Lombardi	2015	20,000	188,000
	2014	30,000	282,000
	2013	15,000	141,000
	2012	10,000	94,000

Mark R. Young	2015	20,000	188,000
	2014	30,000	282,000
	2013	15,000	141,000
	2012	10,000	94,000

Barry A. Richards	2015	20,000	188,000
	2014	30,000	282,000
	2013	15,000	141,000
	2012	10,000	94,000

(1)
Unless noted otherwise, share awards granted by the Company to the Company's executive officers provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. The shares granted in 2015 were granted on December 8, 2015; the shares granted in 2014 were granted on December 2, 2014; the shares granted in 2013 were granted on November 19, 2013; the shares granted in 2012 were granted on December 4, 2012; the shares granted in 2011 were granted on November 29, 2011; the shares granted in 2010 were granted on December 1, 2010; the shares granted in 2009 were granted on December 8, 2009; the shares granted in 2008 were granted on November 24, 2008; and the shares granted in 2007 were granted on November 26, 2007. At the Company's option, in the event a recipient who has been granted a share award ceases to perform duties for the Company, RMR or any company that RMR manages or that is affiliated with RMR during the vesting period, the recipient shall forfeit all or a portion of the shares that have not yet vested.

(2)
Equals the number of shares multiplied by the closing price of the Common Shares on December 31, 2015.

(3)
These share awards provide that one tenth of each award vested on the grant date and one tenth vests on each of the next nine anniversaries of the grant date.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    55

2015 Stock Vested

The following table shows share grants that vested in 2015, including shares granted in prior years.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)*

Thomas M. O'Brien	174,000	$ 1,766,820
Andrew J. Rebholz	52,500	519,875
Michael J. Lombardi	42,500	420,375
Mark R. Young	42,500	420,375
Barry A. Richards	42,500	420,375

*
Equals the number of shares multiplied by the closing price on the 2015 dates of vesting of grants made in 2015 and prior years.

Potential Payments upon Termination or Change in Control

From time to time, the Company has entered into arrangements with former employees of the Company or RMR LLC in connection with the termination of their employment with the Company or RMR LLC, providing for the acceleration of vesting of restricted shares previously granted to them under the 2007 Equity Compensation Plan and, in certain instances, payments for future services to the Company as a consultant or part time employee and continuation of health care and other benefits. Although the Company has no formal policy, plan or arrangement for payments to employees of the Company or RMR LLC in connection with their termination of employment with the Company or RMR LLC, the Company may in the future provide on a discretionary basis for similar payments depending on various factors the Company then considers relevant and if the Company believes it is in the best interests to do so.

On December 8, 2015, the Compensation Committee approved grants of 100,000 Common Shares to Mr. O'Brien, 50,000 Common Shares to Mr. Rebholz and 25,000 Common Shares to each of Messrs. Young, Lombardi and Richards. These grants were valued at $9.26 per Common Share, the closing price of the Common Shares on the NYSE on the date of grant and were made under the 2007 Equity Compensation Plan. The form of award agreement for each of these grants to Messrs. O'Brien and Rebholz provides for vesting of the restricted Common Shares in ten equal annual installments beginning on the date of grant and acceleration of vesting of all restricted share grants (including those previously awarded) upon the occurrence of (i) a change in control of the Company (a "Change in Control") or (ii) RMR LLC ceasing to be the manager or shared services provider to the Company (a "Termination Event"). The form of award letter for the grants to each of Messrs. Young, Lombardi and Richards provides for vesting of the restricted Common Shares in five equal annual installments beginning on the date of grant and acceleration of vesting of all restricted share grants (including those previously awarded) upon the occurrence of a Change in Control or Termination Event.

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The following table describes the potential payments to the Company's named executive officers upon a Change in Control or Termination Event as of December 31, 2015.

Name	Number of Shares Vested Upon Change in Control or Termination Event (#)	Value Realized on Change in Control or Termination Event as of December 31, 2015 ($)*

Thomas M. O'Brien	775,000	$ 7,285,000
Andrew J. Rebholz	327,500	3,078,500
Michael J. Lombardi	75,000	705,000
Mark R. Young	75,000	705,000
Barry A. Richards	75,000	705,000

*
Equals the number of shares multiplied by the closing price of the Company's Common Shares on December 31, 2015.

For a discussion of the consequences of a Termination Event under the Company's business management agreement with RMR LLC, see "Certain Related Person Transactions" beginning on page 35 of this Proxy Statement.

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REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2015; (ii) discussed with RSM US LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 16; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the SEC.

Joseph L. Morea, Chair Barbara D. Gilmore Lisa Harris Jones Arthur G. Koumantzelis

 58     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

APPROVAL OF THE TRAVELCENTERS OF AMERICA LLC 2016 EQUITY COMPENSATION PLAN (ITEM 2)

Shareholders are being asked to approve the TravelCenters of America LLC 2016 Equity Compensation Plan (the "2016 Equity Compensation Plan"), under which 2,300,000 Common Shares will be available for grant pursuant to the terms of the plan during its ten year term.

As noted in the Compensation Discussion and Analysis, the Company believes that equity and equity-based compensation may be an important component of our compensation program and assist in attracting, motivating and retaining talented directors, executives and other service providers. The Company currently maintains the 2007 Equity Compensation Plan which now constitutes the only plan the Company has to provide equity and equity-based incentive compensation to eligible individuals. The Board has, subject to shareholder approval, adopted the 2016 Equity Compensation Plan in the form attached as Annex A to this Proxy Statement. If the 2016 Equity Compensation Plan is approved by shareholders, it will replace the 2007 Equity Compensation Plan. Following (and subject to) such replacement, no additional grants will be made under the 2007 Equity Compensation Plan, although existing awards previously made under the 2007 Equity Compensation Plan will remain outstanding in accordance with their existing terms.

Key factors considered by the Board in adopting the 2016 Equity Compensation Plan and recommending it for shareholder approval include:

  •
  The Company believes that the number of Common Shares available for issuance under the 2016 Equity Compensation Plan is necessary to allow us to continue the Company's equity compensation program for approximately the next three years based on current expectations. As of February 29, 2016, only 64,985 Common Shares remained available for grant under the 2007 Equity Compensation Plan.

  •
  The 2016 Equity Compensation Plan contains a number of plan provisions favored by shareholders, including:

  ◦
  A requirement that an independent plan administrator (consisting solely of independent board members) administer the plan;

  ◦
  a prohibition on the re-pricing of stock options and stock appreciation rights;

  ◦
  a prohibition on "liberal share counting" (generally prohibiting the re-grant under the plan of shares tendered or withheld in satisfaction of exercise price and tax withholding obligations),

  ◦
  prohibit receipt of dividend on unvested performance awards;

  ◦
  a "claw-back" provision which allows the Company, in certain circumstances, to reduce or reclaim awards in the event of a material restatement of the Company's financial statements; and

  ◦
  the ability of the Compensation Committee to impose mandatory post-vesting holding periods on shares acquired pursuant to awards issued under the plan.

For purposes of evaluating our equity compensation program, shareholders may wish to consider two key metrics: "historical burn rate" and "overhang."

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    59

  •
  Historical Burn Rate. Our historical burn rate is equal to the number of shares subject to equity awards granted during a period, in proportion to our outstanding shares. Our burn rate for fiscal 2015 was 1.75%, and our three-year average burn rate for fiscal years 2013 through 2015 was 2.06%.

  •
  Overhang. Our overhang is the number of shares subject to unvested equity awards outstanding at fiscal year-end plus the number of shares available for future grants of equity awards in proportion to our shares actually outstanding at fiscal year-end. As of the end of 2015, our overhang was 5.15%.

Material Terms of the 2016 Equity Compensation Plan

A copy of the 2016 Equity Compensation Plan is set forth as Annex A to this Proxy Statement. The material features of the 2016 Equity Compensation Plan are described below. The following description is intended to be a summary, and does not purport to be a complete statement of the terms of the 2016 Equity Compensation Plan. Accordingly, this summary is qualified in its entirety by reference to Annex A.

Administration; Purpose

The independent committee of the Board (such as the Compensation Committee) or the Board will administer the 2016 Equity Compensation Plan. Accordingly, descriptions below of determinations and actions of the Compensation Committee with respect to the 2016 Equity Compensation Plan may be made by the Board as well. The purpose of the 2016 Equity Compensation Plan is to encourage employees, officers, directors and other individuals (whether or not employees) who render services to the Company or its subsidiaries to continue their association with the Company by providing opportunities for them to participate in the ownership and future growth of the Company through the granting of equity and equity-based awards. The Compensation Committee or the Board will have the authority to waive vesting requirements in whole or in part in its discretion in connection with a termination of employment.

Available Shares

The 2016 Equity Compensation Plan provides that an aggregate of 2,300,000 Common Shares are available for grants of options to acquire Common Shares ("Options"), Common Shares subject to vesting and other restrictions ("Restricted Shares") and other share-based rights to receive compensation in amounts determined by the value of the Common Shares (including Share Appreciation Rights ("SARs") and unrestricted shares) (collectively "Other Rights"). Restricted Shares that fail to vest, shares subject to an Option that is not fully exercised prior to its expiration or other termination and shares subject to Other Rights that are not delivered pursuant to such award shall again become available for grant under the terms of the plan. Common Shares tendered or retained in respect of exercise price or tax withholding obligations will not be available for re-grant under the plan, nor will shares subject to outstanding awards under the 2007 Equity Compensation Plan which are later forfeited. The maximum number of Common Shares subject to Options that may be granted to any individual in the aggregate in any calendar year may not exceed 100,000 Common Shares. On March 14, 2016 the last reported sale price of the Common Shares on the NYSE was $7.69.

Term

The 2016 Equity Compensation Plan is scheduled to expire on the tenth anniversary of the date of the 2016 Annual Meeting, unless earlier terminated by the Board.

Eligibility

Employees, officers, directors and other individuals who render services to the Company (or its affiliates) and who have contributed or may be expected to contribute to the Company's (or its affiliates') success are eligible to receive awards of Options, Restricted Shares and Other Rights. As of February 29, 2016,

 60     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

the Company had six executive officers and four non-employee Directors and the Company and its affiliates together had approximately 25,000 other employees and service providers who would be eligible to participate in the 2016 Equity Compensation Plan, although during 2015, only 196 eligible Directors, executive officers, other employees and service providers received awards under the 2007 Equity Compensation Plan.

Amendment

The Board may at any time amend the 2016 Equity Compensation Plan; provided, however, that without shareholder approval there shall be no: (i) change in the number of Common Shares that may be issued under the 2016 Equity Compensation Plan, except for equitable adjustments as provided by the terms of the plan; (ii) change in the class of persons eligible to receive Options, Restricted Shares or Other Rights; or (iii) other change in the 2016 Equity Compensation Plan that requires shareholder approval under applicable law. No amendment to the plan shall adversely affect outstanding Options, Restricted Shares or Other Rights without the consent of the holder of the award. The 2016 Equity Compensation Plan may be terminated at any time by action of the Board, but any such termination will not terminate any Option, Restricted Share grants or Other Rights then outstanding without the consent of the award holder.

Options

Options issued under the 2016 Equity Compensation Plan will be evidenced by a written Share Option Agreement which shall specify the number of Common Shares that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an incentive stock option (an option eligible for special tax treatment, as further described below and referred to herein as an "ISO"), or a nonqualified stock option (any Option which is not an ISO, hereinafter, an "NSO"), and such other terms and conditions as the Compensation Committee shall approve. ISOs may not be granted to any individual who is not an employee of the Company or one of its subsidiaries.

With the exception of certain awards of ISOs, each Option expires not more than ten years from its date of grant. The exercise price of each Option shall be at least 100% of the fair market value of the Common Shares on the date of grant; and provided, further, that the price with respect to an ISO granted to an employee who at the time of grant owns shares representing more than 10% of the voting power of all classes of the Company or any of its subsidiaries' shares shall be at least 110% of the fair market value of the Common Shares on the date of grant (such ISOs also have a maximum term of five years). Under the plan, Options may not be repriced without the approval of the Company's shareholders.

To the extent that it has become exercisable under the terms of a Share Option Agreement, an Option may generally be exercised by payment of the exercise price in cash or check payable to the Company or, if the Share Option Agreement so provides, other payment, including in whole or in part in Common Shares already owned by the grantee or via a net exercise procedure. An Option may be exercised so long as it is outstanding from time to time in whole or in part, to the extent and subject to the terms and conditions that the Compensation Committee in its discretion may provide in the Share Option Agreement. An Option generally will cease to be exercisable upon the expiration of 90 days following the termination of the grantee's employment with, or the grantee's other provision of services to, the Company. Proceeds from the sale of Common Shares pursuant to Options shall constitute the Company's general funds.

Options generally are not transferable by the grantee otherwise than by will or under the laws of descent and distribution and shall be exercisable during the grantee's lifetime only by such grantee, except as otherwise provided by the Compensation Committee in a Share Option Agreement that pertains to an NSO. A grantee shall have no rights as a shareholder with respect to any Common Shares subject to an Option until a share certificate or other evidence of legal and beneficial ownership is issued to him or her.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    61

Restricted Shares

The Compensation Committee may grant Restricted Shares in respect of such number of Common Shares, and subject to such terms or conditions as it shall determine and specify in a Restricted Share Agreement.

A holder of Restricted Shares generally shall have all of the rights of one of the Company's shareholders, including the right to vote the shares and the right to receive any cash dividends on an unrestricted basis. Unless a grantee's Restricted Share Agreement provides to the contrary, unvested Restricted Shares granted under the 2016 Equity Compensation Plan shall not be transferred without the written consent of the Board. In addition, at the time of termination for any reason of a grantee's employment or other service relationship with the Company and all of its related companies, the Company shall have the right, in the case of unvested Restricted Shares to cause the forfeiture of such shares or to purchase all or any of such shares at a price equal to the lower of (a) the price paid to the Company for such shares (if any) or (b) the fair market value of such shares at the time of repurchase.

SARs

The Compensation Committee may grant SARs in respect of such number of Common Shares as it shall determine in its discretion and may grant SARs either separately or in connection with Options. SARs granted in connection with an Option may be exercised only to the extent of the surrender of the related Option; with the exercise of the related Option, the SAR shall terminate. Common Shares covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the 2016 Equity Compensation Plan. The terms and conditions of a SAR related to an Option shall be contained in a Share Option Agreement, and the terms of a SAR not related to any Option shall be contained in a SAR Agreement. Upon the exercise of a SAR, the grantee will be entitled to receive from the Company an amount equal to the excess of the fair market value, on the exercise date, of the number of Common Shares as to which the SAR is exercised, over the exercise price for those shares under a related Option or, if there is no related Option, over the base value stated in the SAR Agreement. Any amount payable by the Company upon the exercise of a SAR shall be paid in the form of cash or other property (including common shares), as provided in the respective Share Option Agreement or SAR Agreement. SARs cannot be repriced without shareholder approval.

Other Rights

In addition to SARs, Other Rights granted under the plan shall be governed by the terms of the respective award agreement. Other Rights may include share grants which are not subject to vesting, forfeiture or transfer restrictions.

Equitable Adjustments

In the event that the outstanding Common Shares are changed for a different number or kind of shares or other securities of the Company by reason of a reorganization, recapitalization, share exchange, share split, combination of shares, a dividend payable in shares or other securities or a similar corporate event, a corresponding adjustment may be made by the Compensation Committee in the number and kind of shares or other securities covered by outstanding Options and Other Rights and for which Options and Other Rights may be granted under the 2016 Equity Compensation Plan. Any such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option, but the price per share specified in each Share Option Agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a "modification," as defined in Section 424 of the U.S. Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code") (and so cause the Option to fail to constitute an ISO), without the consent of the holder.

 62     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

If the Company merges or consolidates with a wholly-owned subsidiary for the purpose of incorporating itself while unexercised Options remain outstanding under the 2016 Equity Compensation Plan, Option grantees will be entitled to acquire shares of Common Stock of the incorporated company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such incorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the 2016 Equity Compensation Plan, unless otherwise rescinded by the Board, will remain the plan of the incorporated company.

Except as otherwise provided above, if the Company merges or consolidates with another corporation, whether or not it is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the 2016 Equity Compensation Plan, or if other circumstances occur in which the Compensation Committee in its sole and absolute discretion deems it appropriate to act, the Compensation Committee has discretion to: (i) grant, upon exercise of the Option and in lieu of Common Shares, stock or other securities or property; (ii) waive any limitations imposed on exercise so that some or all Options shall be exercisable; (iii) cancel all outstanding and unexercised Options; (iv) convert some or all Options into Options to purchase the stock or other securities of the surviving corporation; or (v) assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options. The Compensation Committee also has the discretion to make adjustments or take other action with respect to the treatment of Other Rights.

Change in Control

Awards under the 2016 Equity Compensation Plan generally will become fully vested upon the occurrence of a Change in Control or a Termination Event.

Certain Vesting Guidelines; Holding Periods

Unless the Compensation Committee determines otherwise, if the vesting condition for any award made to a participant who is an employee of the Company or an affiliate is based solely upon continued employment for a period of time, the vesting period shall not be less than 36 months for the vesting of the entire award (ratable portions of such awards may vest periodically during such period including the grant date). In addition, unless the Compensation Committee determines otherwise if the vesting condition for any award made to a participant who is not an employee of the Company or an affiliate is based solely upon continued service for a period of time, such vesting period shall not be less than 12 months for the vesting of the entire award (ratable portions of such awards may vest periodically during such period including the grant date). These minimum vesting guidelines will not apply to awards under the Plan to a non-employee member of the Board. The Compensation Committee is also authorized to impose post-vesting holding periods on Common Shares acquired under the 2016 Equity Compensation Plan.

Forfeiture for Dishonesty, Violation of Agreements or Termination for Cause; Clawback

The Compensation Committee may, subject to certain exceptions, terminate a grantee's right to exercise an Option and cause him or her to forfeit all unexercised Options, all unvested Restricted Shares or all unvested Other Rights, and the Company shall have the right to cause the forfeiture of or repurchase all or any part of the Common Shares acquired by the grantee upon any previous exercise of any Option or previous acquisition of Restricted Shares or Other Rights if the Compensation Committee determines that a grantee has engaged in certain types of misconduct with respect to the Company. The 2016 Equity Compensation Plan also authorizes the "clawback" of incentive compensation in the event that the Company restates its financial statements due to material noncompliance with financial reporting requirements.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    63

2016 Equity Compensation Plan Benefits

The future benefits or amounts that would be received under the 2016 Equity Compensation Plan are discretionary and are therefore not determinable at this time.

Certain Federal Income Tax Consequences in Respect of the Equity Compensation Plan

The following is a summary of certain United States federal income tax consequences with respect to awards under the 2016 Equity Compensation Plan. Participants should consult with their own tax advisors and should not rely upon this summary.

Nonqualified Share Options

A participant in the Equity Compensation Plan generally will not be taxed upon the grant of an NSO. Rather, at the time of exercise of such NSO, the participant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company, as the recipient of the services rendered by the participant, will generally be entitled to a tax deduction at the same time and in the same amount that the participant recognizes ordinary income.

If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the sales price and the fair market value of such shares on the date that ordinary income was recognized on the exercise of the NSO will generally be taxable as long term or short term capital gain or loss depending upon the length of time the shares have been held.

Incentive Share Options

A participant in the 2016 Equity Compensation Plan will not be in receipt of taxable income upon the grant or timely exercise of an ISO. Exercise of an ISO will be timely if made during its term and if the participant remains an employee of the Company or a parent, subsidiary or related entity of the Company at all times during the period beginning on the date of grant and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled participant). Exercise of an ISO will also be timely if made by the legal representative of a participant who dies: (i) while in the employ of the Company or a parent, subsidiary or related entity of the Company or (ii) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs. See "Certain United States Federal Income Tax Effects in Respect of the Equity Compensation Plan—Nonqualified Share Options."

If shares acquired pursuant to the timely exercise of an ISO are later disposed of, the participant will, except as noted below, recognize long term capital gain or loss equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such shares by the participant.

If, however, shares acquired pursuant to the exercise of an ISO are disposed of by the participant prior to the expiration of two years from the date of the ISO's grant or within one year from the date such shares are transferred to him upon exercise, or a disqualifying disposition, any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) as short-term or long term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the shares on the date which governs the determination of his or her ordinary income. In such case, the Company may claim a federal income tax

 64     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

deduction at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the exercise price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

SARs

A participant in the 2016 Equity Compensation Plan will recognize ordinary income subject to applicable withholding tax requirements at such time as the value of a SAR is actually paid in cash or Common Shares. The amount of such income will be the amount of cash distributed plus the fair market value on the date of exercise of any Common Shares distributed. A participant's tax basis of distributed shares will be equal to their fair market value at the time of distribution. Any gain or loss on the subsequent sale of the shares over the tax basis of the shares will be capital gain or loss with the holding period being measured from the date of the distribution. The Company will be entitled to a deduction for U.S. income tax purposes in the amount and at the time that the participant is deemed to be in receipt of ordinary income.

Share Awards

A participant in the Equity Compensation Plan generally will not be taxed upon the grant of a Restricted Share award, but rather will recognize ordinary income in an amount equal to the fair market value of the Common Shares at the time the shares are no longer subject to a substantial risk of forfeiture, as defined in the Internal Revenue Code. The Company, as the recipient of the services rendered by the participant, will be entitled to a deduction at the same time as and in the same amount that the participant recognizes ordinary income.

However, a participant may elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the Restricted Shares are granted in an amount equal to the fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse. The Company, as the recipient of the services rendered by the participant, will be entitled to a tax deduction at the same time as and to the extent that, income is recognized by such participant. However, if shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited shares, and the Company will be deemed to recognize ordinary income equal to the amount of the deduction allowed to the Company at the time of the election in respect of such forfeited shares.

A participant in the Equity Compensation Plan generally will be taxed upon the grant of an unrestricted share award, in an amount equal to the fair market value of the Common Shares at the time of grant. The Company, as the recipient of the services rendered by the participant, will generally be entitled to a deduction at the same time as and in the same amount that the participant recognizes ordinary income.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    65

Equity Compensation Plan Information

The Company may grant options and Common Shares from time to time to its officers, Directors, employees and other individuals who render services to the Company under the 2007 Equity Compensation Plan (which is the Company's only equity compensation plan, pending approval of the 2016 Equity Compensation Plan). An aggregate of 6,000,000 Common Shares have been reserved for issuance under the 2007 Equity Compensation Plan. In 2015, the Company issued 671,125 Common Shares to its Directors, officers, employees and others who provide services to the Company. The following table is as of December 31, 2015.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	None	N/A	64,355
Equity compensation plans not approved by security holders	None	N/A	None

Total	None	None	64,355

Other Information

The Board believes that shareholder approval of the 2016 Equity Compensation Plan will better enable the Company to encourage its employees, officers, Directors and other individuals (whether or not employees) who render services to the Company or its subsidiaries to continue their association with the Company by providing opportunities for them to participate in the ownership and future growth of the Company through the granting of Options, Restricted Shares and Other Rights. If the 2016 Equity Compensation Plan is not approved by shareholders, the Compensation Committee may continue to grant awards under the 2007 Equity Compensation Plan in its current form until the earlier of such time as there are no longer any Common Shares that may be subject to awards or May 12, 2021, unless the 2007 Equity Compensation Plan is earlier terminated by the Board.

Approval of the 2016 Equity Compensation Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2016 Annual Meeting. The Company understands that, under NYSE policy, abstentions will be treated as "votes cast" for purposes of this proposal and, thus, will have the same effect as votes against the proposal (and broker non-votes will have no effect on the outcome of the proposal).

The Board of Directors recommends a vote "FOR" the approval of the 2016 Equity Compensation Plan.

 66     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

RATIFICATION OF THE
APPOINTMENT OF RSM US LLP
AS INDEPENDENT AUDITORS (ITEM 3)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace the Company's independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of the Company's independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed RSM US LLP (formerly McGladrey LLP) to serve as independent auditors for the fiscal year ending December 31, 2016. On October 6, 2014, the Audit Committee approved the engagement of RSM US LLP as the Company's independent registered public accounting firm, effective immediately. During the years ended December 31, 2012 and December 31, 2013 (the then two most recently completed fiscal years), and the subsequent interim period through October 6, 2014, the Company did not, nor did anyone on its behalf, consult with RSM US LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company that RSM US LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Contemporaneous with the Audit Committee's determination to engage RSM US LLP, the Audit Committee dismissed Ernst & Young LLP, which until then served as the Company's independent registered public accounting firm, effective immediately.

The reports of Ernst & Young LLP on the Company's financial statements for the fiscal years ended December 31, 2012 and December 31, 2013, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2012 and December 31, 2013, and during the subsequent interim period through October 6, 2014, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in their report.

As previously reported in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, management concluded that as of December 31, 2013, the Company's internal control over financial reporting was not effective because (i) the Company had a material weakness in its internal controls over accounting for income taxes, (ii) the Company had a material weakness in its internal controls due to a lack of sufficient personnel with requisite accounting competencies and (iii) deficiencies existed in both the design and operating effectiveness of certain of the Company's

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internal controls, which, when aggregated, represented a material weakness in the Company's financial statement close process. There were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2012, and December 31, 2013, and the subsequent interim period through October 6, 2014, except for Ernst & Young LLP having advised the Company that, because of the effect of the material weaknesses described above, the Company had not maintained effective internal control over financial reporting as of December 31, 2013. The Committee has discussed these material weaknesses in the Company's internal control over financial reporting with Ernst & Young LLP. The Company has authorized Ernst & Young LLP to respond fully to the inquiries of any successor accountant of the Company concerning this reportable event.

The Company provided Ernst & Young LLP with a copy of this disclosure and requested that Ernst & Young LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements contained herein. A copy of Ernst & Young LLP's letter, dated October 7, 2014, was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K filed October 7, 2014.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by RSM US LLP for the fiscal years ended December 31, 2015 and 2014.

	2015 Fees*	2014 Fees*

Audit Fees	$1,844,556	$1,539,154
Audit Related Fees	—	—
Tax Fees	42,200	—
All Other Fees	—	—

*
The audit fees amount for 2015 is based on the fees estimate provided by RSM US LLP to and approved by the Audit Committee for services provided to the Company by RSM US LLP, including in connection with the audit of the Company's 2015 financial statements and internal control over financial reporting. The final amount of the fees for those services may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and applicable Current Reports on Form 8-K and the review of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

 68     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by the Company's independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by the independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, the Company's management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. The Company's Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee considers, among other things, whether the Company's independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged RSM US LLP in 2015 and 2014 were approved by the Audit Committee. The total fees for audit and non-audit services provided by RSM US LLP in 2015 and 2014 are set forth above and include estimated fee amounts. The Audit Committee approved the engagement of RSM US LLP in 2015 to provide these non-audit services because it determined that RSM US LLP providing these services would not compromise RSM US LLP's independence and that the firm's familiarity with the Company's record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by RSM US LLP that neither that firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of RSM US LLP will be present at the 2016 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2016 Annual Meeting. If shareholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of RSM US LLP as independent auditors.

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OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 15, 2016

 70     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

ANNEX A

TRAVELCENTERS OF AMERICA LLC
2016 EQUITY COMPENSATION PLAN

1.     PURPOSE

The purpose of this TravelCenters of America LLC 2016 Equity Compensation Plan (the "Plan") is to encourage employees, officers, directors and other individuals (whether or not employees) who render services to TravelCenters of America LLC (the "Company") or its affiliates to continue their efforts for and association with the Company or its affiliates by providing opportunities for them to participate in the ownership of the Company and in its future growth through the granting of options to acquire the Company's shares ("Options"), grants of shares some of which may be subject to restrictions ("Restricted Shares") and other rights, (including Share Appreciation Rights (as defined in Section 6)) to receive compensation in amounts determined by the value of the Company's shares ("Other Rights"). The term "Subsidiary" as used in the Plan means a corporation or other business entity of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock, in the case of a corporation, or fifty percent or more of the total combined interests by value, in the case of any other type of business entity.

2.     ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Compensation Committee of the Company's Board of Directors or such other committee of the Board of Directors as the Board of Directors may designate (the "Independent Administrative Committee") except in instances where it is necessary or advisable (including to comply with applicable law or regulation) to provide for administration by the Company's Board of Directors (the "Board") itself. The Independent Administrative Committee shall from time to time determine to whom awards shall be granted under the Plan, whether Options granted shall be incentive share options ("ISOs") or nonqualified share options ("NSOs"), the terms of the Options (including vesting provisions) and the number of Common Shares (as hereinafter defined) that may be granted under Options, and the terms and number of Restricted Shares or Other Rights. The Independent Administrative Committee shall report to the Board the names of individuals to whom Options, Restricted Shares or Other Rights are to be granted, the number of shares covered and the terms and conditions of each grant. In instances where the Board is administering the Plan, references in the Plan to the Independent Administrative Committee shall be deemed to refer to the Board.

The Independent Administrative Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, which shall include, without limitation, the discretion to impose holding periods on Common Shares acquired pursuant to awards granted hereunder. All questions of interpretation and application of the Plan or such rules and regulations and of awards granted hereunder shall be subject to the discretionary determination of the Independent Administrative Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 hereof as ISOs to qualify as incentive stock options for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Independent Administrative Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and, for so long as Section 162(m) of the Code is applicable to the Company, an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder.

With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    Annex A-1

Exchange Act. To the extent any provision of the Plan or action by the Independent Administrative Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Independent Administrative Committee.

3.     STOCK SUBJECT TO THE PLAN

The total number of Common Shares of the Company that may be subject to Options, Restricted Share grants and Other Rights under the Plan shall be 2,300,000 shares of the Company's common shares (the "Common Shares"), from authorized but unissued shares or treasury shares. The maximum number of Common Shares subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 100,000 shares. The number of shares stated in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 11. Restricted Shares that fail to vest, Common Shares subject to an Option that is not fully exercised prior to its expiration or other termination and shares subject to Other Rights that are not delivered pursuant to such award shall again become available for grant under the terms of the Plan. Common Shares tendered for payment of the exercise price of an Option or satisfaction of tax withholding obligations and Common Shares subject to a Share Appreciation Right which are not delivered upon the full exercise of the Share Appreciation Right will not again become available for grant under the Plan. In the event that the Company uses the proceeds from exercises of Options under the Plan to repurchase Common Shares in the market, any such shares so repurchased shall not increase the number of Common Shares available for grant under the Plan.

4.     ELIGIBILITY

The individuals who shall be eligible to receive Option grants, Restricted Share grants and grants of Other Rights under the Plan shall be employees, officers, directors and other individuals who render services in connection with the management, operation or development of the Company or a Subsidiary and who have contributed or may be expected to contribute to the success of the Company or a Subsidiary. ISOs shall not be granted to any individual who is not an employee of the Company or a Subsidiary that is a corporation. The term "Optionee," as used in the Plan, refers to any individual to whom an Option has been granted.

5.     TERMS AND CONDITIONS OF OPTIONS

Every Option shall be evidenced by a written Share Option Agreement in such form as the Independent Administrative Committee shall approve from time to time, specifying the number of Common Shares that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an ISO or an NSO and such other terms and conditions as the Independent Administrative Committee shall approve, and containing or incorporating by reference the following terms and conditions.

            (a)   DURATION. Each Option shall expire no more than ten years from its date of grant; provided, however, that no ISO granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) shares possessing more than ten percent of the total combined voting power of all classes of shares of the Company or any Subsidiary shall expire not later than five years from its date of grant.

            (b)   EXERCISE PRICE. The exercise price of each Option shall be specified by the Independent Administrative Committee in its discretion; provided, however, that the exercise price shall be at least 100 percent of the Fair Market Value (as hereinafter defined) of the shares on the date on which the Independent Administrative Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the exercise price; and provided, further, that the exercise price with respect to an ISO granted to an employee who at the time of

 Annex A-2     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

    grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than ten percent of the voting power of all classes of stock of the Company or of any Subsidiary shall be at least 110 percent of the Fair Market Value of the shares on the date of grant of the ISO. For purposes of the Plan, except as may be otherwise explicitly provided in the Plan or in any Share Option Agreement, the "Fair Market Value" of a Common Share at any particular date shall be determined according to the following rules: (i) if the Common Shares are not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the closing price of a Common Share on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Shares in such market, including any market that is outside of the United States; provided, however, that if the price of the Common Shares is not so reported, the Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for Common Shares in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Shares are at the time listed or admitted to trading on any stock exchange, including any market that is outside of the United States, then the Fair Market Value shall be the closing sale price of the Common Shares on the date in question on the principal exchange on which the Common Shares are then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange, then the most recent previous reported closing sale price (or, in the Board's discretion, the reported closing asked price) of the Common Shares on such date on the principal exchange shall be determinative of Fair Market Value.

            (c)   METHOD OF EXERCISE. To the extent that it has become exercisable under the terms of the Share Option Agreement, an Option may be exercised from time to time by notice acceptable to the Chief Executive Officer of the Company, or his delegate, stating the number of shares with respect to which the Option is being exercised and accompanied by payment of the exercise price in cash or check payable to the Company or, if the Share Option Agreement so provides, other payment or deemed payment described in this Section 5(c). Such notice shall be delivered in person to the Chief Executive Officer of the Company, or his delegate, or shall be sent by registered mail, return receipt requested, to the Chief Executive Officer of the Company, or his delegate, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

            Alternatively, payment of the exercise price may be made:

              (i)    In whole or in part in Common Shares already owned by the Optionee or to be received upon exercise of the Option; provided, however, that such shares are fully vested and free of all liens, claims and encumbrances of any kind; and provided, further, that the Optionee may not make payment in Common Shares that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless he has held the shares for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment is made in whole or in part in Common Shares, then the Optionee shall deliver to the Company share certificates or other evidence of legal and beneficial ownership registered in his name representing a number of Common Shares legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the exercise price, such share certificates or other evidence of legal and beneficial ownership to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the Common Shares being delivered. If the exercise price exceeds the Fair Market Value of the shares so delivered, the Optionee shall also deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess or, if the Share Option Agreement so provides, his promissory note as described in paragraph (2) of this Section 5(c); or

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    Annex A-3

              (ii)    By payment of the exercise price in whole or in part by delivery of the Optionee's recourse promissory note, in a form specified by the Company, secured by the Common Shares acquired upon exercise of the Option and such other security as the Independent Administrative Committee may require; provided that this method of payment of the exercise price shall not be available to the extent that such method of exercise is prohibited by Section 402 of the Sarbanes-Oxley Act of 2002 (generally prohibiting public companies from making loans to or extending credit to directors and executive officers).

            At the time specified in an Optionee's notice of exercise, the Company shall, without issue or transfer tax to the Optionee, deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate for the Common Shares or other evidence of legal and beneficial ownership as to which such Optionee's Option is exercised. If the Optionee fails to pay for or to accept delivery of all or any part of the number of Common Shares specified in the Optionee's notice upon tender of delivery thereof, the Optionee's right to exercise the Option with respect to those shares shall be terminated, unless the Company otherwise agrees.

            (d)   EXERCISABILITY. An Option may be exercised so long as it is outstanding from time to time in whole or in part, to the extent and subject to the terms and conditions that the Independent Administrative Committee in its discretion may provide in the Share Option Agreement. Such terms and conditions shall include provisions for exercise within twelve (12) months after the Optionee's death or disability (within the meaning of Section 22(e)(3) of the Code), provided that no Option shall be exercisable after the expiration of the period described in paragraph (a) above. Except as the Independent Administrative Committee in its discretion may otherwise provide in the Share Option Agreement, an Option shall cease to be exercisable upon the expiration of ninety (90) days following the termination of the Optionee's employment with, or the Optionee's other provision of services to, the Company or a Subsidiary (or such later date as may be established at grant or at a later date by the Independent Administrative Committee), subject to paragraph (a) above and Section 11 hereof.

            (e)   NOTICE OF ISO STOCK DISPOSITION. The Optionee must notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any Common Shares issued upon exercise of an ISO before the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date the shares were issued upon the exercise of the ISO.

            (f)    NO RIGHTS AS SHAREHOLDER. An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the date of issuance of a share certificate or other evidence of legal and beneficial ownership to him for the shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the share certificate or other evidence of legal and beneficial ownership is issued, other than as required or permitted pursuant to Section 11.

            (g)   TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee, except that the Independent Administrative Committee may specify in a Share Option Agreement that pertains to an NSO that the Optionee may transfer such NSO to a member of the Immediate Family (as hereinafter defined) of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

 Annex A-4     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

            (h)   NO OPTION OR SHARE APPRECIATION RIGHT RE-PRICING. Without limitation of the authority set forth in Section 3 or Section 11 hereof, no Option (or SAR (as defined below)) shall have its exercise or strike price lowered nor shall any Option or SAR be settled, cancelled, forfeited, exchanged or surrendered in exchange or otherwise in consideration for a new Option or SAR with an exercise or strike price that is less than that of such settled, cancelled, forfeited, exchanged or surrendered Option or SAR (or in exchange for cash or another type of award or consideration), unless the shareholders of the Company shall have approved of such transaction.

6.     SHARE APPRECIATION RIGHTS

The Independent Administrative Committee may grant Share Appreciation Rights ("SARs") in respect of such number of Common Shares subject to the Plan as it shall determine, in its discretion, and may grant SARs either separately or in connection with Options, as described in the following sentence. SARs granted in connection with an Option may be exercised only to the extent of the surrender of the related Option, and, to the extent of the exercise of the related Option, the SAR shall terminate. Common Shares covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the Plan. The terms and conditions of a SAR related to an Option shall be contained in the Share Option Agreement, and the terms of a SAR not related to any Option shall be contained in a SAR Agreement.

Upon exercise of a SAR, the Optionee shall be entitled to receive from the Company an amount equal to the excess of the Fair Market Value, on the exercise date, of the number of shares of Common Stock as to which the SAR is exercised, over the exercise price for those shares under a related Option or, if there is no related Option, over the base value stated in the SAR Agreement. Any amount payable by the Company upon exercise of a SAR shall be paid in the form of cash or other property (including Common Shares), as provided in the Share Option Agreement or SAR Agreement governing the SAR.

7.     RESTRICTED SHARES

The Independent Administrative Committee may grant or award Restricted Shares in respect of such number of Common Shares, and subject to such terms or conditions, as it shall determine and specify in a Restricted Share Agreement, and may provide in a Share Option Agreement for an Option to be exercisable for Restricted Shares.

A holder of Restricted Shares shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends, unless the Independent Administrative Committee shall otherwise determine. Unless a grantee's Restricted Share Agreement provides to the contrary, unvested Restricted Shares granted under the Plan shall not be transferred without the written consent of the Board. In addition, at the time of termination for any reason of a grantee's employment or other service relationship with the Company or a Subsidiary, the Company shall have the right, in the case of unvested Restricted Shares, (1) to cause the forfeiture of such shares for no consideration (2) to purchase all or any of such shares at a price equal to the lower of (a) the price paid to the Company for such shares or (b) the Fair Market Value of such shares at the time of repurchase, (3) to waive vesting requirements, (4) to permit continued vesting based on such criteria as the Independent Administrative Committee shall determine or (5) to provide for such other treatment as the Independent Administrative Committee shall determine and set forth in the applicable agreement. Nothing in the Plan shall be construed to give any person the right to require the Company to purchase any Common Shares granted as Restricted Shares.

Share certificates, if any, representing Restricted Shares shall be imprinted with a legend to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Restricted Share Agreement and, if the Independent Administrative Committee so determines, the holder may be required to deposit the share certificates or other evidence of legal and beneficial ownership with the President, Treasurer, Secretary or other officer of the Company or with an escrow agent designated by the Independent Administrative

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    Annex A-5

Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank. In the event that the Restricted Shares are not represented by a share certificate, the Company shall direct the Company's registrar and transfer agent to make an appropriate notation of the restrictions on transfer to which the Restricted Shares are subject in the stock books and records of the Company.

8.     OTHER RIGHTS

Subject to the provisions of the Plan, the Independent Administrative Committee shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Rights shall be granted. Each Participant who is granted an Other Right shall receive an award agreement, containing such terms and conditions as the Independent Administrative Committee shall determine, in its sole discretion, which agreement shall set forth, among other things, the number of Common Shares to be granted pursuant to such Other Rights, or the manner in which such Other Rights shall be settled (e.g., in Common Shares, cash or other property), or the conditions, if any, to the vesting and/or payment or settlement of such Other Rights (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Rights. The Independent Administrative Committee may make awards of Other Rights consisting of unrestricted Common Shares to such individuals and in such amounts as the Independent Administrative Committee may determine (subject to Section 13(d)). To the extent that an Other Award is granted with a vesting condition based upon the attainment of performance criteria, any dividends payable with respect to the Common Shares subject to the award (or dividend equivalents awarded with respect to such award) shall be subject to the same performance criteria as are applicable to the award to which the dividend or dividend equivalent relate and shall be paid or forfeited, as the case may be, based on the attainment, or failure to attain, the applicable performance criteria.

9.     METHOD OF GRANTING OPTIONS, RESTRICTED SHARES AND OTHER RIGHTS

The grant of Options, Restricted Shares and Other Rights shall be made by action of the Board or the Independent Administrative Committee, at a meeting at which a quorum of its members is present, or by written consent of its members; provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Independent Administrative Committee a Share Option Agreement, Restricted Share Agreement or SAR Agreement (or an agreement evidencing an Other Right) within thirty days after it is submitted to him, the Option, Restricted Shares or SAR granted under the applicable agreement shall be voidable by the Company at its election, without further notice to the grantee.

10.  REQUIREMENTS OF LAW

The Company shall not be required to transfer Restricted Shares or to sell or issue any Common Shares upon the exercise of any Option or the exercise or vesting of an award of Other Rights (as applicable) if the issuance of such restricted Shares or Common Shares will result in a violation by the recipient or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended from time to time (the "Securities Act"), upon the transfer of Restricted Shares or the exercise of any Option or the exercise or vesting of an award of Other Rights (as applicable), the Company shall not be required to issue Restricted Shares or Common Shares, as the case may be, unless the Independent Administrative Committee has received evidence satisfactory to it to the effect that the holder of the Restricted Shares or the Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that registration is not required. Any determination in this connection by the Independent Administrative Committee shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Restricted Shares or the exercise of an Option or the delivery of shares with respect to the exercise or vesting of an award of Other Rights (as applicable) to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

 Annex A-6     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

11.  CHANGES IN CAPITAL STRUCTURE

In the event that the outstanding Common Shares are hereafter changed for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, share split, combination of shares or dividend payable in shares or other securities or similar corporate event, the Independent Administrative Committee shall have the right and discretion to make a corresponding adjustment in the number and kind of shares or other securities covered by outstanding Options and Other Rights and for which Options, Restricted Shares and Other Rights may be granted under the Plan. Any such adjustment in outstanding Options (and, if applicable, Other Rights) shall be made without change in the total price applicable to the unexercised portion of the Option (or Other Right, if applicable), but the price per share specified in the applicable award agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a modification as defined in Section 424 of the Code which would cause the Option to fail to constitute an ISO without the consent of the holder. Any such adjustment made by the Independent Administrative Committee shall be conclusive and binding upon all affected persons, including the Company and all Optionees and holders of Other Rights.

If while unexercised Options or Other Rights remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of incorporating itself, including under the laws of another jurisdiction, the Optionees or holders of Other Rights will be entitled to acquire shares of common stock of the incorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such incorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the incorporated Company.

Except as otherwise provided in the preceding paragraph, if the Company or a Subsidiary is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised or unvested Options, Restricted Shares or Other Rights remain outstanding under the Plan, or if other circumstances occur in which the Independent Administrative Committee in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then: (a) in the discretion of the Independent Administrative Committee, each holder of an outstanding Option or Other Right shall be entitled, upon exercise of the Option (or exercise or vesting of the Other Right), to receive in lieu of Common Shares, such stock or other securities or property as he would have received had he exercised or vested in the Option or Other Right immediately prior to the Applicable Event; or (b) the Independent Administrative Committee may, in its sole and absolute discretion, waive, generally or in one or more specific cases, any limitations imposed on exercise or vesting (including without limitation a change in any existing vesting schedule) so that, in the case of awards subject to exercise, some or all Options or Other Rights from and after a date prior to the effective date of such Applicable Event, specified by the Independent Administrative Committee, in its sole and absolute discretion, shall be exercisable; or (c) the Independent Administrative Committee may, in its sole and absolute discretion, cancel outstanding and unexercised Options and Other Rights as of the effective date of any such Applicable Event; or (d) the Independent Administrative Committee may, in its sole discretion, convert some or all Options or Other Rights into Options or Other Rights with respect to the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (e) the Independent Administrative Committee may, in its sole and absolute discretion, assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options to purchase Common Stock, whether pursuant to this Plan or not, pursuant to an Applicable Event; provided, however, that notice of any cancellation pursuant to clause (c) shall be given to each holder of an Option or Exercisable Other Right not less than ten business days preceding the effective date of such Applicable Event; and provided, further, that the Independent Administrative Committee may, in its sole and absolute discretion waive, generally or in one or more specific instances, any limitations imposed on exercise (including a change in any existing exercise schedule) with respect to any Option or exercisable Other Right so that such Option shall be exercisable in full or in part, as the Independent

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    Annex A-7

Administrative Committee may, in its sole and absolute discretion, determine, during such ten business day period. Notwithstanding the foregoing, immediately upon the occurrence of a "Change in Control" or "Termination Event" (as each is defined on Exhibit A hereto) all awards issued and outstanding under the Plan shall become fully vested and exercisable (as the case may be), whether or not the holder of the award experiences a termination of employment or service in connection with the Change in Control.

Except as expressly provided to the contrary in this Section 11, the issuance by the Company of Common Shares or other equity securities of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of Common Shares then subject to outstanding Options or Other Rights.

12.  FORFEITURE FOR DISHONESTY, VIOLATION OF AGREEMENTS OR TERMINATION FOR CAUSE

Notwithstanding any provision of the Plan to the contrary (other than Section 13(c), which this Section 12 shall be subject to), if the Independent Administrative Committee determines, after full consideration of the facts, that:

            (a)   the Optionee (or holder of Restricted Shares or Other Rights) has been engaged in fraud, embezzlement or theft in the course of his employment by or involvement with the Company or a Subsidiary, has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or has been convicted of a felony, or crime involving moral turpitude or any other crime which reflects negatively upon the Company; or

            (b)   the Optionee (or holder of Restricted Shares or Other Rights) has violated the terms of any employment, noncompetition, nonsolicitation, confidentiality, nondisclosure or other similar agreement with the Company to which he is a party; or

            (c)   the employment or involvement with the Company or a Subsidiary of the Optionee (or holder of Restricted Shares or Other Rights) was terminated for "cause," as defined in any employment agreement with the Optionee (or holder of Restricted Shares or Other Rights), if applicable, or if there is no such agreement, as determined by the Independent Administrative Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee (or holder of Restricted Shares or Other Rights) to perform and carry out his assigned duties and responsibilities diligently and in a manner satisfactory to the Independent Administrative Committee; then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a) or (b)) or such termination (in the case of (c)), the Optionee shall forfeit all unexercised Options (or the holder shall forfeit all unvested Restricted Shares or unvested Other Rights) and the Company shall have the right to repurchase all or any part of the Common Shares acquired by the Optionee upon any previous exercise of any Option (or any previous acquisition by the holder of Restricted Shares or Other Rights, whether then vested or unvested), at a price equal to the lower of (a) the amount paid to the Company upon such exercise or acquisition (or to cause such shares to be forfeited without consideration if no amount was paid), or (b) the Fair Market Value of such shares at the time of repurchase. If an Optionee whose behavior the Company asserts falls within the provisions of the clauses above has exercised or attempts to exercise an Option prior to consideration of the application of this Section 12 or prior to a decision of the Independent Administrative Committee, the Company shall not be required to recognize such exercise until the Independent Administrative Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and shall be void AB INITIO) if the Independent Administrative Committee makes an adverse determination; provided, however, that if the Independent Administrative Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised the Option retroactively as of the date he originally gave notice of his attempt to exercise or actual exercise, as the case may be. The

 Annex A-8     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

    decision of the Independent Administrative Committee as to the cause of an Optionee's (or holder of Restricted Shares or Other Rights) discharge and the damage done to the Company shall be final, binding and conclusive. No decision of the Independent Administrative Committee, however, shall affect in any manner the finality of the discharge of such Optionee (or holder of Restricted Shares or Other Rights) by the Company. For purposes of this Section 12, reference to the Company shall include any Subsidiary.

13.  MISCELLANEOUS

            (a)   NO GUARANTEE OF EMPLOYMENT OR OTHER SERVICE RELATIONSHIP. Neither the Plan nor any Share Option Agreement, Restricted Share Agreement or SAR Agreement shall give an employee the right to continue in the employment of the Company or a Subsidiary or give the Company or a Subsidiary the right to require an employee to continue in employment. Neither the Plan nor any Share Option Agreement, Restricted Share Agreement or other agreement hereunder shall give a director or other service provider the right to continue to perform services for the Company or a Subsidiary or give the Company or a Subsidiary the right to require the director or service provider to continue to perform services.

            (b)   TAX WITHHOLDING. To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a grantee by reason of the exercise or vesting of an Option or Restricted Shares, or payments with respect to Other Rights, and as a condition to the receipt of any Option, Restricted Share or Other Rights the grantee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

            Without limiting the foregoing, the Independent Administrative Committee may in its discretion permit any grantee's withholding obligation to be paid in whole or in part in the form of Common Shares by withholding from the shares to be issued or by accepting delivery from the grantee of shares already owned by him. The Fair Market Value of the shares for such purposes shall be determined as set forth in Section 5(b). An Optionee may not make any such payment in the form of Common Shares acquired upon the exercise of an ISO until the shares have been held by him for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment of withholding taxes is made in whole or in part in Common Shares, the grantee shall deliver to the Company share certificates registered in his name or other evidence of legal and beneficial ownership of Common Shares owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such share certificates. If the grantee is subject to Section 16(a) of the Exchange Act, his ability to pay his withholding obligation in the form of Common Shares shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

            (c)   RECOUPMENT POLICY. If (1) the Company is required to prepare an accounting restatement due to the material non-compliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws and (2) a recipient of an award under the Plan knowingly engaged in such misconduct then the Independent Administrative Committee may determine in its discretion that absent such non-compliance a lesser award would have been awarded under the Plan or that a lesser amount would have been realized with respect to an award or awards under the Plan. In the event that the Independent Administrative Committee makes such a determination, the Independent Administrative Committee may cause, in its discretion, any such award granted under the Plan to such a recipient which is unvested or unexercised to be reduced or eliminated and may require any such participant who has exercised or become vested in such an award to repay all or a portion of such award to the Company. Any determination of the Independent Administrative Committee hereunder shall be conclusive and binding on the Company and the applicable award recipient. The determination of the Independent

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    Annex A-9

    Administrative Committee need not be uniform with respect to award recipients. Each recipient of an award under the Plan shall conclusively be deemed to have consented to the authority of the Independent Administrative Committee hereunder. The provisions of this Section 13(c) and those of Section 12 shall be of no force or effect from and after the occurrence of a Change in Control or a Termination Event or upon such additional events as the Independent Administrative Committee may specify.

            (d)   CERTAIN VESTING RULES. Unless otherwise determined by the Independent Administrative Committee in its discretion, (1) if the vesting condition for any award made to a participant who is an employee of the Company or a Subsidiary is based solely upon continued employment for a period of time, such vesting period shall not be less than 36 months for the vesting of the entire Award (provided that ratable portions of each such award may vest periodically during such 36 month period) and (2) if the vesting condition for any award made to a participant who is not an employee of the Company or a Subsidiary is based solely upon continued service for a period of time, such vesting period shall not be less than 12 months for the vesting of the entire award. The minimum vesting requirement set forth in the preceding sentence shall not apply to awards under the Plan to a non-employee member of the Board. The provisions of this Section 13(d) shall not be construed to limit the provisions of Section 11 or to limit the ability of the Independent Administrative Committee to accelerate awards upon a termination of a participant's employment (which the Independent Administrative Committee may do in its discretion).

            (e)   USE OF PROCEEDS. The proceeds from the sale of shares pursuant to Options shall constitute general funds of the Company.

            (f)    CONSTRUCTION. All masculine pronouns used in this Plan shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires. The titles of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. All other provisions of this Plan notwithstanding, this Plan shall be administered and construed so as to avoid any person who receives an Option or Other Right incurring any adverse tax consequences under Code Section 409A. The Independent Administrative Committee may suspend or amend the application of any provision of the Plan which could, in the sole determination of the Board of Directors, result in an adverse tax consequence to any person under Code Section 409A.

            (g)   GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflict of laws.

14.  EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

The Plan shall be effective as of May 19, 2016 (the "Effective Date"), subject to the approval of the Company's shareholders. The Independent Administrative Committee may grant Options, Restricted Shares or Other Rights under the Plan from time to time until the close of business on May 19, 2026. The Board may at any time amend the Plan; provided, however, that without approval of the Company's shareholders there shall be no: (a) change in the number of Common Shares that may be issued under the Plan, except by operation of the provisions of Section 11, either to any one grantee or in the aggregate; (b) change in the class of persons eligible to receive Options, Restricted Shares or Other Rights; or (c) other change in the Plan that requires shareholder approval under applicable law. No amendment shall adversely affect outstanding Options (or Restricted Shares or Other Rights) without the consent of the Optionee (or holder of Restricted Shares or Other Rights). The Plan may be terminated at any time by action of the Board, but any such termination will not terminate any Option, Restricted Shares or Other Rights then outstanding without the consent of the Optionee or the holder of such Restricted Shares or Other Rights.

 Annex A-10     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

 Exhibit A

A "Change in Control" shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:

            (a)   any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of either the then outstanding common shares of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (c)(i) below;

            (b)   the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the date of the Agreement, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then in office who either were Directors on the date of the Agreement or whose appointment, election or nomination for election was previously so approved or recommended;

            (c)   there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

            (d)   the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

A "Termination Event" shall occur if The RMR Group LLC (or any entity controlled by, under common control with or controlling the RMR Group LLC) ceases to be the manager or shared services provider to the Company.

For purposes of the definitions set forth on this Exhibit A, the following definitions shall apply, with capitalized terms used but not defined in this Exhibit A having the meaning set forth in the Plan:

    "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

    "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

    "Director" is a member of the Board.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

 TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement    Annex A-11

    "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company.

 Annex A-12     TRAVELCENTERS OF AMERICA LLC     2016 Proxy Statement

THANK YOU

Thank you for being a shareholder and for the trust you have in
TravelCenters of America LLC.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on May 18, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on May 18, 2016. Have your proxy card in hand when you call and then follow the instructions. If the meeting is adjourned, the above times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to TravelCenters of America LLC, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by TravelCenters of America LLC in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TRAVELCENTERS OF AMERICA LLC 24601 CENTER RIDGE ROAD WESTLAKE, OH 44145 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E01165-P73736 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TRAVELCENTERS OF AMERICA LLC 1. Election of Directors. For Withhold For Against Abstain Nominee (for Independent Director in Group III): Lisa Harris Jones Nominee (for Independent Director in Group III): Joseph Morea ! ! ! ! ! ! ! ! ! ! 2. Approval of the TravelCenters of America LLC 2016 Equity Compensation Plan. Ratification of the appointment of RSM US LLP (formerly McGladrey LLP) as independent auditors to serve for the 2016 fiscal year. 3. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR the Following Proposals.

TRAVELCENTERS OF AMERICA LLC ANNUAL MEETING OF SHAREHOLDERS May 19, 2016, 9:30 a.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2016 Annual Meeting of Shareholders of TravelCenters of America LLC will address the following items of business: 1. Election of the Directors identified in the Proxy Statement to the Company's Board of Directors; 2. Approval of the TravelCenters of America LLC 2016 Equity Compensation Plan; and 3. Ratification of the appointment of RSM US LLP (formerly McGladrey LLP) as independent auditors to serve for the 2016 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. E01166-P73736 TRAVELCENTERS OF AMERICA LLC 24601 Center Ridge Road Westlake, OH 44145 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2016 Annual Meeting of Shareholders of TravelCenters of America LLC (the “Company”), including the Company’s annual report and proxy statement, are available on the internet. To view the proxy materials or authorize a proxy online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of TravelCenters of America LLC. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark, Barry M. Portnoy and Mark R. Young, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2016 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on May 19, 2016, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof (the "meeting"), to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the proxy statement, which includes the notice of annual meeting of shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) Address Changes/Comments:

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Audit Committee
Compensation Committee
Nominating and Governance Committee
TRAVELCENTERS OF AMERICA LLC 2016 EQUITY COMPENSATION PLAN
Exhibit A